UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07083

Name of Fund: BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
MuniYield Arizona Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

Annual Report

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of
US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-
than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quan-
titative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted indus-
trial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive eco-
nomic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in eco-
nomic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington,
DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up).
Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Although markets remain highly
volatile and conditions are highly
uncertain, BlackRock remains
focused on finding opportunities in
this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011
	6-month	12-month
US large cap equities	1.46%	19.65%
(S&P 500® Index)
US small cap equities	2.63	23.92
(Russell 2000® Index)
International equities	0.93	17.17
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.23	17.45
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.07	0.14
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.93	4.53
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.23	4.44
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.27	3.24
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	3.90	12.89
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter municipal yield curve at that time as compared to July 31, 2011. From July through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%.
However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The BAB program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counter-
balanced by lower supply in 2011. According to Thomson Reuters, year-to-date through July, new issuance was down 40% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

Municipals displayed an impressive degree of resiliency throughout the month of July as Moody’s Investors Service signaled that its potential downgrade of
US government debt could also result in downgrades of a number of triple A-rated states and nearly 200 local general obligation issues. July also brought weaker US economic data. The housing market remained sluggish, fewer jobs were created and consumer confidence declined. US Treasury yields moved lower, dragging municipal yields down, which pushed bond prices up.

Overall, the municipal yield curve steepened during the period from July 31, 2010 to July 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 38 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 13 bps to 1.16%, and 10-year maturities increased by 10 bps to 2.67%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 51 bps, while overall the slope between 2- and
30-year maturities increased by 35 bps to 3.95%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75%
of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least
80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Fund returned 1.26% based on market price and 5.71% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 0.75% based on market price and 4.58% based on
NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Although tax-free yields on the long end of the municipal yield curve were higher at the close of the period than where they started, performance was strong in the intermediate range of the curve as investors preferred the slightly lower volatility associated with shorter maturities while capturing most of the yield on the long end. From a sector perspective, the Fund’s positive performance came mostly from its exposure to higher-yielding sectors including housing, health care and corporate/industrial develop-
ment bonds. The Fund also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period. The Fund was most heavily invested in tax-backed credits, where performance was moderately positive during the period. Low exposure to the short end of the yield curve and high-quality pre-refunded bonds proved beneficial as performance was weak in those issues. Detracting from performance was the Fund’s allocation to Puerto Rico credits, which underperformed New York issues during the period. Low exposure to tobacco, the strongest performing sector, was a disadvantage. The Fund’s holdings of higher education bonds hindered returns; however, we increased exposure to the sector despite its recent underperformance as these holdings help diversify the portfolio and we believe they will benefit the Fund during periods of scarce new-issue supply. For most of the period, the Fund maintained a slightly long duration bias, which also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2011 ($12.98)[1]	5.64%
Tax Equivalent Yield[2]	8.68%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Leverage as of July 31, 2011[4]	34%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and
Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.98	$13.54	(4.14)%	$14.26	$12.05
Net Asset Value	$14.51	$14.50	0.07%	$15.03	$13.35

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
Transportation	16%	14%
County/City/Special District/School District	15	16
Health	14	14
Housing	11	13
State	11	13
Corporate	11	9
Education	11	10
Utilities	10	10
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	5%	13%
AA/Aa	41	29
A	25	31
BBB/Baa	18	13
BB/Ba	6	5
CCC/Caa	2	3
Not Rated[6]	3	6

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $2,875,100, representing 3%, and $1,690,946, representing
2%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	5

Fund Summary as of July 31, 2011 BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its invest-
ment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Fund returned 0.09% based on market price and 3.92% based on NAV. For the same period, the closed-end
Lipper Other States Municipal Debt Funds category posted an average return of (3.65)% based on market price and 3.25% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to bonds with shorter maturities and shorter durations (lower sensitivity to interest rate movements) contributed positively to performance as yields on the short and intermediate parts of the municipal curve increased to a smaller degree than on the long end. Holdings of premium coupon bonds, which tend to be less sensitive to changes in interest rates, also had a positive impact. Conversely, the Fund’s overall long duration stance detracted from performance as interest rates increased for the period as a whole. Further, the Fund’s exposure to longer maturity bonds had a negative impact as the long end of the yield curve steepened during the period (i.e., long-term interest rates increased more than short and intermediate rates). Additionally, the Fund’s exposure to various Puerto Rico-domiciled issuers hurt returns as these securities generally underperformed other states and territories.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE Amex	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2011 ($12.83)[1]	6.50%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Leverage as of July 31, 2011[4]	40%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of
Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.83	$13.67	(6.14)%	$14.25	$11.50
Net Asset Value	$13.38	$13.73	(2.55)%	$14.26	$12.05

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	34%	37%
State	19	14
Utilities	15	21
Health	11	8
Education	10	9
Transportation	5	5
Corporate	3	—
Housing	3	6

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	17%	27%
AA/Aa	44	31
A	25	31
BBB/Baa	9	8
BB/Ba	1	1
B	1	1
Not Rated	3[6]	1

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $2,615,595, representing 3% of the Fund's long-term investments.

6	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-
term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Fund returned (1.49)% based on market price and 4.28% based on NAV. For the same period, the closed-end
Lipper California Municipal Debt Funds category posted an average return of (1.84)% based on market price and 3.16% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s slightly long duration posture benefited perform-
ance as bonds with longer maturities experienced the greatest price appreciation as the yield curve flattened amid the investor flight-to-quality in the latter half of the period. Increased exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Fund’s income accrual. Holdings of higher quality essential service revenue bonds had a positive impact on performance as investors favored these securities versus general obligation bonds and school district credits, which lagged due to budget concerns in California. Conversely, some widening of credit spreads, especially among California school district and health care issues, had a negative impact on returns. In addition, the Fund’s cash reserves detracted as cash underperformed longer maturity, coupon bonds as yields fell and spreads tightened. The Fund held short-call, high-coupon bonds, which have good defensive characteristics, but proved a drag on returns when rates fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.29)[1]	7.13%
Tax Equivalent Yield[2]	10.97%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Leverage as of July 31, 2011[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.29	$14.44	(7.96)%	$15.00	$12.27
Net Asset Value	$14.38	$14.76	(2.57)%	$15.41	$12.65

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	43%	35%
Utilities	24	26
Health	10	8
Education	7	14
Corporate	6	7
Transportation	5	3
State	4	6
Housing	1	1

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	7%	27%
AA/Aa	66	46
A	18	24
BBB/Baa	9	2
Not Rated	—	1[6]

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As July 31, 2010, the market value of these securities was
$2,416,739, representing 1% of the Fund's long-term investments.

ANNUAL REPORT	JULY 31, 2011	7

Fund Summary as of July 31, 2011 BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alter-
native minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of invest-
ment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Fund returned (2.45)% based on market price and 2.97% based on NAV. For the same period, the closed-end
Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)% based on market price and 4.19% based on
NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in spread sectors, including housing and health care bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Fund’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011.
Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of
2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.08)[1]	7.11%
Tax Equivalent Yield[2]	10.94%
Current Monthly Distribution per Common Share[3]	$0.0775
Current Annualized Distribution per Common Share[3]	$0.9300
Leverage as of July 31, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.08	$14.36	(8.91)%	$15.10	$11.73
Net Asset Value	$13.71	$14.26	(3.86)%	$14.78	$12.16

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	25%	22%
Transportation	22	21
Health	17	20
Utilities	16	15
Education	7	7
State	5	7
Housing	4	4
Corporate	3	4
Tobacco	1	—

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	10%	16%
AA/Aa	56	52
A	25	26
BBB/Baa	7	4
Not Rated[6]	2	2

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $5,683,625, representing 2%, and $635,244, representing 1%, respectively, of the Fund's long-term investments.

8	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.
The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Fund returned (5.28)% based on market price and 3.55% based on NAV. For the same period, the closed-end
Lipper New Jersey Municipal Debt Funds category posted an average return of (3.20)% based on market price and 3.20% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in spread sectors, including housing, health care and corporate-backed municipal bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Fund’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sen-
sitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.53)[1]	6.43%
Tax Equivalent Yield[2]	9.89%
Current Monthly Distribution per Common Share[3]	$0.0725
Current Annualized Distribution per Common Share[3]	$0.8700
Leverage as of July 31, 2011[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.53	$15.19	(10.93)%	$15.97	$12.59
Net Asset Value	$14.84	$15.24	(2.62)%	$15.75	$13.49

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
State	24%	26%
Transportation	20	14
Education	14	12
County/City/Special District/School District	12	15
Health	11	12
Housing	11	12
Corporate	4	3
Utilities	3	4
Tobacco	1	2

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	10%	23%
AA/Aa	38	32
A	40	31
BBB/Baa	12	9
BB/Ba	—	2
Not Rated	—	3[6]

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $8,311,633, representing 3% of the Fund's long-term investments.

ANNUAL REPORT	JULY 31, 2011	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives can-
not be achieved in all interest rate environments.

To leverage, the Funds issue AMPS or VRDP Shares (collectively, “Preferred
Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-
term portfolio investments. To the extent that the total assets of each Fund
(including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s holders of Common Shares (“Common
Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope.
In this case, the Fund pays dividends on the $50 million of Preferred
Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the
Preferred Shares issuance earn income based on long-term interest rates.
In this case, the dividends paid to holders of Preferred Shares (“Preferred
Shareholders”) are significantly lower than the income earned on the
Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the
Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays dividends to
Preferred Shareholders on the higher short-term interest rates whereas the
Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to inter-
est rates. As a result, changes in interest rates can influence the Funds’
NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with
Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the
TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
MNE	34%
MZA	40%
MYC	41%
MYF	39%
MYJ	35%

10	ANNUAL REPORT	JULY 31, 2011

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such deriva-
tive financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instru-
ment and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’
ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accu-
rately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a
Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The
Funds’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	11

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
Schedule of Investments July 31, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 124.8%
Corporate — 13.8%
Essex County Industrial Development Agency,
Refunding RB, International Paper, Series A, AMT,
5.20%, 12/01/23	$ 1,000	$ 979,260
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	500	493,065
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project, Mandatory
Put Bonds, 5.40%, 7/01/20	1,500	1,219,635
British Airways Plc Project, 7.63%, 12/01/32	1,000	1,012,080
Continental Airlines Inc., Mandatory Put Bonds,
Project, 8.38%, 11/01/16	1,000	1,028,960
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT:
5.50%, 1/01/18	1,000	1,079,550
5.50%, 1/01/24	1,000	1,028,350
New York State Energy Research & Development Authority,
Refunding RB:
Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC),
4.70%, 2/01/24	500	507,805
Rochester Gas & Electric Corp., Series C (NPFGC),
5.00%, 8/01/32 (a)	1,000	1,085,630
		8,434,335
County/City/Special District/School District — 20.9%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.00%, 10/01/24	1,000	969,530
City of New York, New York, GO:
Series E, 5.00%, 8/01/24	1,000	1,086,550
Series J (NPFGC), 5.25%, 5/15/18	1,455	1,600,122
Series J (NPFGC), 5.25%, 5/15/18 (b)	45	50,870
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,743,285
Sub-Series I-1, 5.13%, 4/01/25	750	813,997
City of New York, New York, GO, Refunding:
Series A, 5.00%, 8/01/24	500	542,380
Series E, 5.00%, 8/01/27	600	642,366
New York City Industrial Development Agency, RB, Queens
Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/31	1,500	1,348,275
New York City Industrial Development Agency,
Refunding RB, Terminal One Group Association
Project, AMT, 5.50%, 1/01/21 (a)	250	262,263
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (NPFGC), 5.00%, 7/15/24	500	532,350
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	623,300
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 5.63%, 7/15/47	1,000	1,011,710
United Nations Development Corp. New York, Refunding
RB, Series A, 4.25%, 7/01/24	1,500	1,515,555
		12,742,553

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education — 14.7%
Dutchess County Industrial Development Agency New York,
Refunding RB, Bard College Civic Facility, Series A-1,
5.00%, 8/01/22	$ 750	$ 789,773
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
Series A, 5.00%, 3/01/21	1,000	1,058,040
New York City Industrial Development Agency, RB,
Lycee Francais De New York Project, Series A (ACA),
5.50%, 6/01/15	500	522,840
New York City Industrial Development Agency,
Refunding RB, Polytechnic University Project (ACA),
4.70%, 11/01/22	1,000	981,930
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM),
4.00%, 11/01/18	880	922,962
Convent of the Sacred Heart (AGM),
5.00%, 11/01/21	120	129,990
Fordham University, Series A, 5.25%, 7/01/25	500	543,495
Master BOCES Program Lease (AGM),
3.50%, 8/15/25	250	231,320
Mount Sinai School of Medicine, 5.50%, 7/01/25	1,000	1,061,880
Mount Sinai School of Medicine, Series A (NPFGC),
5.15%, 7/01/24	250	260,870
The New School, 5.25%, 7/01/24	750	795,457
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/26	1,000	1,028,630
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.25%, 3/01/21	600	621,006
		8,948,193
Health — 20.2%
Dutchess County Industrial Development Agency, RB:
St. Francis Hospital, Series B, 7.25%, 3/01/19	325	323,811
Vassar Brothers Medical Center (AGC),
5.00%, 4/01/21	215	232,871
Dutchess County Local Development Corp., Refunding RB,
Health Quest System Inc., Series A (AGC),
5.25%, 7/01/25	1,000	1,041,890
Erie County Industrial Development Agency, RB, Episcopal
Church Home, Series A, 5.88%, 2/01/18	905	904,900
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project,
4.75%, 12/01/14	280	268,876
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 4.20%, 8/15/25	500	518,700
New York City Industrial Development Agency, RB,
PSCH Inc. Project, 6.20%, 7/01/20	1,415	1,332,590
New York State Dormitory Authority, RB:
NYU Hospital Center, Series A, 5.00%, 7/01/22	1,000	1,044,600
NYU Hospital Center, Series B, 5.25%, 7/01/24	430	450,227

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BOCES	Board of Cooperative Educational Services	IDA	Industrial Development Authority
Schedules of Investments, the names and descriptions of		CAB	Capital Appreciation Bonds	ISD	Independent School District
many of the securities have been abbreviated according		CIFG	CDC IXIS Financial Guaranty	LRB	Lease Revenue Bonds
to the following list:		COP	Certificates of Participation	MRB	Mortgage Revenue Bonds
		EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
ACA	ACA Financial Guaranty Corp.	ERB	Education Revenue Bonds	PILOT	Payment in Lieu of Taxes
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	Radian	Radian Group, Inc.
AGM	Assured Guaranty Municipal Corp.	FHA	Federal Housing Administration	RB	Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds	S/F	Single-Family
AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency	SONYMA	State of New York Mortgage Agency
		HRB	Housing Revenue Bonds	Syncora	Syncora Guarantee
See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2011

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
New York State Association for Retarded Children Inc.,
Series A, 5.30%, 7/01/23	$ 450	$ 484,308
North Shore-Long Island Jewish Health System,
Series A, 5.25%, 5/01/25	780	790,187
New York State Dormitory Authority, Refunding RB:
Lenox Hill Hospital Obligation Group, 5.75%, 7/01/17	500	505,510
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	250	252,305
North Shore-Long Island Jewish Health System,
Series E, 5.00%, 5/01/22	650	688,044
Saratoga County Industrial Development Agency New York,
Refunding RB, The Saratoga Hospital Project, Series A
(Radian), 4.38%, 12/01/13	365	385,013
Suffolk County Industrial Development Agency New York,
Refunding RB, Jeffersons Ferry Project, 4.63%, 11/01/16	800	837,152
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	1,000	992,580
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series D-1, 6.80%, 7/01/19	515	507,646
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 4.80%, 10/01/26	750	737,257
		12,298,467
Housing — 13.3%
New York City Housing Development Corp., RB,
Series H-2-A, AMT, 5.00%, 11/01/30	780	746,468
New York Mortgage Agency, Refunding MRB, 44th Series,
AMT, 4.00%, 10/01/21	500	489,135
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 130, 4.75%, 10/01/30	2,500	2,402,475
Series 133, 4.95%, 10/01/21	395	402,161
Series 143, 4.85%, 10/01/27	500	479,925
New York State Urban Development Corp., RB, Subordinate
Lien, Corporate Purpose, Series A, 5.13%, 7/01/19	2,000	2,119,460
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	1,500	1,499,910
		8,139,534
State — 13.8%
Buffalo & Erie County Industrial Land Development
Corp., RB, Buffalo State College Foundation Housing,
6.00%, 10/01/31	1,000	1,085,460
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/30	1,290	1,337,949
New York State Dormitory Authority, LRB, Municipal Health
Facilities, Sub-Series 2-4, 5.00%, 1/15/27	600	621,408
New York State Dormitory Authority, RB, Education,
Series D, 5.00%, 3/15/31	500	520,365
New York State Dormitory Authority, Refunding RB,
Department of Health, Series A (CIFG), 5.00%, 7/01/25	1,500	1,559,430
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/22	1,000	1,118,520
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(NPFGC), 5.00%, 3/15/24	485	521,021
New York State Urban Development Corp., Refunding RB,
Service Contract, Series B, 5.00%, 1/01/21	1,500	1,670,355
		8,434,508
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Asset-Backed, Series B-1C,
5.50%, 6/01/22	1,000	1,067,730

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Transportation — 15.7%
Metropolitan Transportation Authority, RB:
Series A (NPFGC), 5.00%, 11/15/24	$ 2,000	$ 2,131,600
Series B (NPFGC), 5.25%, 11/15/19	860	991,287
Sub-Series B-1, 5.00%, 11/15/24	460	514,041
Sub-Series B-4, 5.00%, 11/15/24	300	335,244
Metropolitan Transportation Authority, Refunding RB:
Series A (NPFGC), 5.00%, 11/15/25	2,000	2,028,460
Series B, 5.25%, 11/15/25	750	819,450
Port Authority of New York & New Jersey, RB:
Consolidated 152nd Series, AMT, 5.00%, 11/01/24	1,000	1,038,520
JFK International Air Terminal, 5.00%, 12/01/20	1,000	999,930
Port Authority of New York & New Jersey, Refunding RB,
AMT, Consolidated:
152nd Series, 5.00%, 11/01/23	500	518,430
155th Series, 4.75%, 12/01/30	205	202,688
		9,579,650
Utilities — 10.7%
Long Island Power Authority, Refunding RB:
General, Series D (NPFGC), 5.00%, 9/01/25	3,000	3,155,130
Series A, 5.50%, 4/01/24	875	964,268
New York City Municipal Water Finance Authority, RB:
Second General Resolution HH, 5.00%, 6/15/32	800	843,328
Series DD, 5.00%, 6/15/32	500	520,020
New York State Environmental Facilities Corp., RB,
NYC Municipal Water, 5.00%, 6/15/31	1,000	1,066,590
		6,549,336
Total Municipal Bonds in New York		76,194,306
Guam — 2.5%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.38%, 12/01/24	325	328,959
State — 0.3%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	185	183,753
Utilities — 1.7%
Guam Government Waterworks Authority, Refunding RB,
Water, 6.00%, 7/01/25	1,000	1,000,290
Total Municipal Bonds in Guam		1,513,002
Puerto Rico — 13.6%
Education — 0.7%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	500	454,160
Housing — 3.5%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,070	2,108,502
State — 0.9%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	500	526,840
Transportation — 8.5%
Puerto Rico Highway & Transportation Authority, RB:
Series Y (AGM), 6.25%, 7/01/21	3,000	3,411,810
Subordinate (FGIC), 5.75%, 7/01/21	1,500	1,550,010
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	250	252,867
		5,214,687
Total Municipal Bonds in Puerto Rico		8,304,189

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	13

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 3.3%
Corporate — 1.6%
United States Virgin Islands, Refunding RB, Senior
Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21 $ 500		$ 494,190
Virgin Islands Public Finance Authority, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	500	493,830
		988,020
State — 1.7%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/24	1,000	1,009,950
Total Municipal Bonds in the U.S. Virgin Islands		1,997,970
Total Municipal Bonds — 144.2%		88,009,467
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
New York — 3.9%
County/City/Special District/School District — 1.4%
City of New York New York, GO, Sub-Series B-1,
5.25%, 9/01/22	750	841,245
Utilities — 2.5%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	1,500	1,542,510
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.9%		2,383,755
Total Long-Term Investments
(Cost — $87,708,903) — 148.1%		90,393,222
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (d)(e)	760,684	760,684
Total Short-Term Securities
(Cost — $760,684) — 1.3%		760,684
Total Investments (Cost — $88,469,587*) — 149.4%		91,153,906
Other Assets Less Liabilities — 1.0%		623,180
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (1.8)%		(1,125,653)
AMPS, at Redemption Value — (48.6)%		(29,632,153)
Net Assets Applicable to Common Shares — 100.0%		$ 61,019,280

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 87,173,206
Gross unrealized appreciation	$ 3,459,165
Gross unrealized depreciation	(603,465)
Net unrealized appreciation	$ 2,855,700

(a) Variable rate security. Rate shown is as of report rate.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(d) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF New York
Municipal
Money Fund	1,976,046	(1,215,362)	760,684	$ 42

(e) Represents the current yield as of report date.

• Financial futures contracts sold as of July 31, 2011 were as follows:

			Notional	Unrealized
Contracts Issue	Exchange	Expiration	Value	Depreciation
10-Year US	Chicago Board	September
20 Treasury Note	of Trade	2011	$ 2,452,150	$ (61,601)

• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 90,393,222	—	$ 90,393,222
Short-Term
Securities	$ 760,684	—	—	760,684
Total	$ 760,684	$ 90,393,222	—	$ 91,153,906

1 See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (61,601)	—	—	$ (61,601)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Arizona Fund, Inc. (MZA)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 137.1%
County/City/Special District/School District — 52.3%
City of Glendale Arizona, RB (NPFGC), 5.00%, 7/01/25 $	2,305	$ 2,413,635
City of Tucson Arizona, COP:
Series A (NPFGC), 5.00%, 7/01/20	1,500	1,584,210
(AGC), 5.00%, 7/01/29	1,000	1,031,630
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,257,550
5.00%, 12/01/29	1,250	1,239,550
Gila County Unified School District No. 10-Payson
Arizona, GO, School Improvement Project of 2006,
Series A (AMBAC), 5.25%, 7/01/27 (a)	500	521,400
Gilbert Public Facilities Municipal Property Corp. Arizona,
RB, 5.50%, 7/01/27	2,000	2,161,020
Gladden Farms Community Facilities District, GO,
5.50%, 7/15/31	750	677,625
Greater Arizona Development Authority, RB, Santa Cruz
County Jail, Series 2, 5.25%, 8/01/31	1,155	1,155,000
Marana Municipal Property Corp., RB, Series A,
5.00%, 7/01/28	2,500	2,563,100
Maricopa County Community College District Arizona,
GO, Series C, 3.00%, 7/01/22	1,000	998,600
Maricopa County Public Finance Corp., RB, Series A
(AMBAC), 5.00%, 7/01/24	2,500	2,618,575
Maricopa County Unified School District No. 89-Dysart
Arizona, GO, School Improvement Project of 2006,
Series C, 6.00%, 7/01/28	1,000	1,103,330
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement Project of 2006, Series C
(AGC), 5.00%, 7/01/26	1,000	1,063,800
Phoenix Civic Improvement Corp., RB, Subordinate,
Civic Plaza Expansion Project, Series A (NPFGC),
5.00%, 7/01/35	3,325	3,344,850
Queen Creek Improvement District No. 1, Special
Assessment Bonds, 5.00%, 1/01/32	1,000	955,600
Scottsdale Municipal Property Corp. Arizona, RB,
Water & Sewer Development Project, Series A,
5.00%, 7/01/24	1,500	1,633,365
State of Arizona, RB, Series A (AGM), 5.00%, 7/01/29	1,930	1,999,692
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	1,275	1,306,926
5.75%, 7/15/24	750	785,588
Yuma County Library District, GO (Syncora),
5.00%, 7/01/26	1,465	1,523,497
		31,938,543
Corporate — 5.1%
Maricopa County Pollution Control Corp., Refunding RB,
Southern California Edison Co., Series A,
5.00%, 6/01/35	3,100	3,119,623
Education — 15.9%
Arizona State University, RB, Series 2008-C:
6.00%, 7/01/25	970	1,095,014
6.00%, 7/01/26	745	838,602
6.00%, 7/01/27	425	477,028
6.00%, 7/01/28	400	446,916
Glendale IDA, Refunding RB, Midwestern University,
5.00%, 5/15/35	1,000	939,050
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A, 6.63%, 7/01/20	700	542,885
Pima County IDA, RB, Arizona Charter Schools Project,
Series C:
6.70%, 7/01/21	710	710,831
6.75%, 7/01/31	985	955,086

	Par
Municipal Bonds	(000)	Value
Arizona (continued)
Education (concluded)
Pima County IDA, Refunding RB:
Arizona Charter Schools Project, Series O,
5.00%, 7/01/26	$ 975	$ 810,400
Charter Schools II, Series A, 6.75%, 7/01/21	560	560,773
University of Arizona, COP, University of Arizona
Projects (AMBAC):
Series A, 5.13%, 6/01/29	905	917,697
Series B, 5.00%, 6/01/28	1,400	1,417,570
		9,711,852
Health — 18.3%
Arizona Health Facilities Authority, Refunding RB, Banner
Health Series D:
6.00%, 1/01/30	1,500	1,526,040
5.50%, 1/01/38	1,300	1,325,272
Maricopa County IDA Arizona, Refunding RB:
Catholic Healthcare West, Series A, 5.50%, 7/01/26	1,850	1,870,776
Samaritan Health Services, Series A (NPFGC),
7.00%, 12/01/16 (b)	1,000	1,200,180
Maricopa County IDA, RB, Catholic Healthcare West,
Series A, 6.00%, 7/01/39	170	174,512
Scottsdale IDA, RB, Scottsdale Healthcare, Series C
(AGM), 5.00%, 9/01/35	1,800	1,789,938
University Medical Center Corp. Arizona, RB (GOCORP):
6.00%, 7/01/39 (c)	1,000	987,930
6.50%, 7/01/39	500	514,600
Yavapai County IDA Arizona, RB, Yavapai Regional Medical
Center, Series A, 6.00%, 8/01/33	1,800	1,780,488
		11,169,736
Housing — 4.3%
Maricopa County & Phoenix Industrial Development
Authorities, Refunding RB, AMT (Ginnie Mae), S/F:
Series A-1, 5.75%, 5/01/40	405	407,130
Series A-2, 5.80%, 7/01/40	300	305,907
Maricopa County IDA Arizona, RB, Series 3-B, AMT
(Ginnie Mae), 5.25%, 8/01/38	600	634,618
Phoenix & Pima County IDA, RB, Series 1A, AMT
(Ginnie Mae), 5.65%, 7/01/39	229	230,279
Phoenix & Pima County IDA, Refunding RB,
Series 2007-1, AMT (Ginnie Mae), 5.25%, 8/01/38	509	512,341
Phoenix IDA Arizona, Refunding RB, Series 2007-2, AMT
(Ginnie Mae), 5.50%, 12/01/38	548	551,800
		2,642,075
State — 16.5%
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,055,980
5.75%, 9/01/22	2,000	2,161,160
Arizona Sports & Tourism Authority, RB, Multipurpose
Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/31	1,000	902,900
Arizona State Transportation Board, RB, Series B,
5.00%, 7/01/30	4,000	4,234,680
Greater Arizona Development Authority, RB, Series B
(NPFGC), 5.00%, 8/01/30	1,700	1,709,792
		10,064,512
Transportation — 5.9%
Phoenix Civic Improvement Corp., RB:
Junior Lien, Series A, 5.00%, 7/01/40	1,000	970,210
Senior Lien, Series A, 5.00%, 7/01/33	1,000	1,018,110
Senior Lien, Series B AMT (NPFGC), 5.75%, 7/01/17	1,000	1,028,780
Senior Lien, Series B AMT (NPFGC), 5.25%, 7/01/32	600	600,240
		3,617,340

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	15

BlackRock MuniYield Arizona Fund, Inc. (MZA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona (concluded)
Utilities — 18.8%
County of Pima Arizona, RB, System (AGM),
5.00%, 7/01/25	$ 1,000	$ 1,067,040
Gilbert Water Resource Municipal Property Corp., RB,
Subordinate Lien (NPFGC), 5.00%, 10/01/29	900	921,042
Phoenix Civic Improvement Corp., RB, Junior Lien
(NPFGC), 5.50%, 7/01/20	2,500	2,598,625
Phoenix Civic Improvement Corp., Refunding RB,
Senior Lien, 5.50%, 7/01/22	2,000	2,277,560
Pima County IDA, RB, Tucson Electric Power Co., Series A,
5.25%, 10/01/40	1,000	919,820
Pinal County IDA Arizona, RB, San Manuel Facility Project,
AMT, 6.25%, 6/01/26	500	445,205
Salt River Project Agricultural Improvement & Power
District, RB, Series A:
5.00%, 1/01/24	1,000	1,089,780
5.00%, 1/01/38	660	674,883
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/35	1,500	1,529,715
		11,523,670
Total Municipal Bonds in Arizona		83,787,351
Guam — 1.6%
Utilities — 1.6%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	1,000	973,040
Total Municipal Bonds in Guam		973,040
Puerto Rico — 13.6%
County/City/Special District/School District — 3.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.83%, 8/01/41 (d)	9,530	1,360,026
First Sub, Series C, 6.00%, 8/01/39	600	629,766
		1,989,792
State — 5.2%
Commonwealth of Puerto Rico, GO, Series A,
6.00%, 7/01/38	800	814,896
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	700	737,576
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,500	1,609,140
		3,161,612
Transportation — 1.8%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA (NPFGC), 5.50%, 7/01/18	1,000	1,101,950
Utilities — 3.3%
Puerto Rico Electric Power Authority, RB, Series WW:
5.38%, 7/01/24	1,000	1,032,300
5.50%, 7/01/38	1,000	1,002,230
		2,034,530
Total Municipal Bonds in Puerto Rico		8,287,884

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 0.8%
Corporate — 0.8%
Virgin Islands Public Finance Authority, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	$ 500	$ 493,830
Total Municipal Bonds in the U.S. Virgin Islands		493,830
Total Municipal Bonds — 153.1%		93,542,105
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
Arizona — 10.2%
Utilities — 10.2%
City of Mesa Arizona, RB, 5.00%, 7/01/35	3,000	3,082,590
Phoenix Arizona, Civic Improvement Corp.,
5.00%, 7/01/34	3,000	3,117,150
		6,199,740
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 10.2%		6,199,740
Total Long-Term Investments
(Cost — $98,192,031) — 163.3%		99,741,845
Short-Term Securities	Shares
BIF Arizona Municipal Money Fund, 0.00% (f)(g)	2,960,530	2,960,530
Total Short-Term Securities
(Cost — $2,960,530) — 4.8%		2,960,530
Total Investments (Cost — $101,152,561*) — 168.1%		102,702,375
Liabilities in Excess of Other Assets — (2.1)%		(1,315,740)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.9)%		(3,000,436)
VRDP Shares, at Liquidation Value — (61.1)%		(37,300,000)
Net Assets Applicable to Common Shares — 100.0%		$ 61,086,199

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 98,167,248
Gross unrealized appreciation	$ 2,690,704
Gross unrealized depreciation	(1,155,577)
Net unrealized appreciation	$ 1,535,127

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b) Security is collateralized by Municipal or US Treasury obligations.
(c) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Appreciation
Bank of America Merrill Lynch	$ 987,930	$ 3,970

(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Arizona Fund, Inc. (MZA)
Schedule of Investments (concluded)

(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF Arizona
Municipal
Money Fund	3,274,527	(313,997)	2,960,530	—

(g) Represents the current yield as of report date.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
30	Treasury Note	of Trade	2011	$ 3,678,224	$ (92,401)

• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 99,741,845	—	$ 99,741,845
Short-Term
Securities	$ 2,960,530	—	—	2,960,530
Total	$ 2,960,530	$ 99,741,845	—	$ 102,702,375

1 See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (92,401)	—	—	$ (92,401)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	17

BlackRock MuniYield California Fund, Inc. (MYC)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 98.3%
Corporate — 2.2%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	$ 975	$ 1,050,650
University of California, RB, Series O, 5.25%, 5/15/39	5,590	5,755,241
		6,805,891
County/City/Special District/School District — 40.5%
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.63%, 11/01/34	5,000	5,413,500
Campbell Union High School District, GO, Election
of 2006, Series C, 5.75%, 8/01/40	4,000	4,257,160
City & County of San Francisco California, COP,
Refunding, Series A, 5.00%, 10/01/30	6,700	6,768,273
City of Los Angeles California, COP, Senior, Sonnenblick
Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,006,580
City of San Jose California, RB, Convention Center
Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,578,748
6.50%, 5/01/42	1,860	1,922,161
El Dorado Union High School District, GO, Election
of 2008, 5.00%, 8/01/35	5,000	5,217,300
El Monte Union High School District California, GO,
Election of 2002, Series C (AGM), 5.25%, 6/01/32	10,120	10,568,012
Grossmont Healthcare District, GO, 2006 Election of 2006,
Series B, 6.13%, 7/15/40	2,000	2,173,980
Los Angeles Community College District California, GO,
Election of 2008, Series C, 5.25%, 8/01/39	7,500	7,884,375
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
5.75%, 9/01/34	1,000	1,034,550
6.00%, 9/01/34	2,370	2,490,586
Murrieta Valley Unified School District Public Financing
Authority, Special Tax Bonds, Refunding, Series A (AGC),
5.13%, 9/01/26	5,500	5,664,670
Oak Grove School District California, GO, Election of 2008,
Series A, 5.50%, 8/01/33	4,000	4,263,640
Pico Rivera Public Financing Authority, RB:
5.50%, 9/01/31	1,500	1,542,285
5.75%, 9/01/39	6,025	6,118,026
Pittsburg Redevelopment Agency, Tax Allocation Bonds,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	2,750	2,727,422
San Diego Regional Building Authority California, RB,
County Operations Center & Annex, Series A:
5.38%, 2/01/28	150	158,967
5.38%, 2/01/36	4,700	4,877,613
San Jose Unified School District Santa Clara County
California, GO, Election of 2002, Series D,
5.00%, 8/01/32	5,075	5,204,565
San Marcos Unified School District, GO, Election of 2010,
Series A:
5.00%, 8/01/34	3,735	3,758,381
5.00%, 8/01/38	3,520	3,499,338
Santa Ana Unified School District, GO, Election of 2008,
Series A, 5.13%, 8/01/33	5,995	6,131,206
Santa Clara County Financing Authority, Refunding LRB,
Series L, 5.25%, 5/15/36	15,860	15,993,858
Santa Cruz County Redevelopment Agency California,
Tax Allocation Bonds, Live Oak/Soquel Community
Improvement, Series A:
6.63%, 9/01/29	1,000	1,093,750
7.00%, 9/01/36	600	651,564
Twin Rivers Unified School District, GO, Election of 2006
(AGM), 5.00%, 8/01/29	9,390	9,544,372

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (concluded)
Westminster Redevelopment Agency California,
Tax Allocation Bonds, Subordinate, Commercial
Redevelopment Project No. 1 (AGC),
6.25%, 11/01/39	$ 1,250	$ 1,389,963
		123,934,845
Education — 3.4%
California Educational Facilities Authority, RB, Pitzer
College, 6.00%, 4/01/40	2,500	2,625,525
California Educational Facilities Authority, Refunding RB,
San Francisco University, 6.13%, 10/01/36	1,000	1,068,200
San Francisco Community College District, GO, Election
of 2005, Series D, 5.00%, 6/15/34	6,420	6,590,965
		10,284,690
Health — 16.4%
ABAG Finance Authority for Nonprofit Corps,
Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	2,000	2,074,160
Series A, 6.00%, 8/01/30	2,250	2,376,450
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	10,000	10,480,500
Providence Health, 6.50%, 10/01/38	2,680	2,934,761
St. Joseph Health System, Series A, 5.50%, 7/01/29	2,100	2,144,478
Sutter Health, Series B, 6.00%, 8/15/42	7,530	8,021,558
California Statewide Communities Development
Authority, RB:
Health Facility, Memorial Health Services, Series A,
6.00%, 10/01/23	3,270	3,390,663
Health Facility, Memorial Health Services, Series A,
5.50%, 10/01/33	3,580	3,606,385
Sutter Health, Series A, 6.00%, 8/15/42	6,995	7,504,026
California Statewide Communities Development Authority,
Refunding RB:
Catholic Healthcare West, Series D, 5.50%, 7/01/31	4,650	4,703,568
Senior Living, Southern California, 6.25%, 11/15/19	500	535,905
Senior Living, Southern California, 6.63%, 11/15/24	650	700,128
Senior Living, Southern California, 7.00%, 11/15/29	500	535,945
Senior Living, Southern California, 7.25%, 11/15/41	1,250	1,331,450
		50,339,977
Housing — 1.2%
California Rural Home Mortgage Finance Authority,
RB, AMT:
Mortgage-Backed Securities Program, Series B
(Ginnie Mae), 6.15%, 6/01/20	10	10,407
Sub-Series FH-1, 5.50%, 8/01/47	300	139,341
Santa Clara County Housing Authority California, RB,
John Burns Gardens Apartments Project, Series A, AMT,
6.00%, 8/01/41	3,500	3,447,325
		3,597,073
State — 6.5%
California State Public Works Board, RB:
Department of Developmental Services, Porterville,
Series C, 6.25%, 4/01/34	1,205	1,263,912
Department of Education, Riverside Campus Project,
Series B, 6.50%, 4/01/34	10,000	10,676,100
Trustees of the California State University, Series D,
6.00%, 4/01/27	215	227,700
Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	1,850	1,964,256
State of California, GO, Various Purpose, 6.50%, 4/01/33	5,155	5,771,126
		19,903,094

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield California Fund, Inc. (MYC)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (concluded)
Transportation — 7.6%
City of San Jose California, RB, Series A-1, AMT,
6.25%, 3/01/34	$ 1,400	$ 1,454,096
County of Orange California, RB, Series B,
5.75%, 7/01/34	3,000	3,199,350
County of Sacramento California, RB, Senior Series B,
5.75%, 7/01/39	900	927,369
Port of Oakland, RB, Series K, AMT (FGIC),
5.88%, 11/01/30	4,710	4,711,083
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	5,065	5,447,509
San Francisco Port Commission California, RB, Series A,
5.13%, 3/01/40	5,000	4,922,300
San Joaquin County Transportation Authority, RB,
Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,400	2,628,792
		23,290,499
Utilities — 20.5%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series D, 5.88%, 1/01/34	2,500	2,693,975
City of Los Angeles California, Refunding RB,
Sub-Series A, 5.00%, 6/01/32	3,000	3,114,870
City of Petaluma California, Refunding RB,
6.00%, 5/01/36	2,645	2,896,196
Dublin-San Ramon Services District, Refunding RB,
6.00%, 8/01/41	2,420	2,576,816
Eastern Municipal Water District California, COP, Series H,
5.00%, 7/01/35	8,400	8,433,768
Los Angeles Department of Water & Power, RB, Power
System, Series A-2, 5.25%, 7/01/32	2,500	2,611,875
Oxnard Financing Authority, RB, Redwood Trunk Sewer
& Headworks, Series A (FGIC), 5.25%, 6/01/34	4,205	4,266,435
Sacramento Municipal Utility District, RB, Cosumnes
Project (NPFGC), 5.13%, 7/01/29	18,500	18,776,205
Sacramento Regional County Sanitation District,
Refunding RB, County Sanitation District 1 (NPFGC),
5.00%, 8/01/35	6,260	6,339,189
San Diego Public Facilities Financing Authority,
Refunding RB, Senior Series A, 5.38%, 5/15/34	3,910	4,108,941
San Francisco City & County Public Utilities
Commission, RB, Local Water Main, Sub-Series C,
5.00%, 11/01/41 (a)	4,575	4,651,814
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	2,295	2,344,067
		62,814,151
Total Municipal Bonds in California		300,970,220
Puerto Rico — 1.4%
County/City/Special District/School District — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub,
Series A, 6.50%, 8/01/44	4,000	4,323,400
Total Municipal Bonds — 99.7%		305,293,620

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
California — 68.3%
Corporate — 8.6%
San Francisco Bay Area Rapid Transit District,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	$ 6,000	$ 6,215,640
University of California, RB:
Limited Project, Series B (AGM), 5.00%, 5/15/33	8,488	8,520,577
Series L, 5.00%, 5/15/40	11,597	11,491,151
		26,227,368
County/City/Special District/School District — 30.8%
City of Los Angeles California, Refunding RB, Series A,
5.00%, 6/01/39	9,870	10,042,232
Contra Costa Community College District California, GO,
Election of 2002 (AGM), 5.00%, 8/01/30	10,215	10,371,313
Fremont Unified School District Alameda County
California, GO, Election of 2002, Series B (AGM),
5.00%, 8/01/30	4,003	4,072,685
Los Angeles Community College District California, GO:
Election of 2001, Series E-1, 5.00%, 8/01/33	14,850	15,202,242
Election of 2003, Series E (AGM), 5.00%, 8/01/31	10,002	10,246,037
Election of 2008, Series C, 5.25%, 8/01/39	9,680	10,176,100
Series A, 6.00%, 8/01/33	3,828	4,265,132
Orange County Sanitation District, COP (NPFGC),
5.00%, 2/01/33	9,348	9,427,568
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	7,732	8,145,058
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	5,439	5,531,193
Sonoma County Junior College District, GO, Refunding,
Election of 2002, Series B (AGM), 5.00%, 8/01/28	6,875	7,009,375
		94,488,935
Education — 9.2%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	13,845	14,500,561
Peralta Community College District, GO, Election of 2000,
Series D (AGM), 5.00%, 8/01/30	1,995	2,023,887
University of California, RB:
Series L, 5.00%, 5/15/36	8,500	8,529,070
Series O, 5.75%, 5/15/34	2,805	3,033,159
		28,086,677
Utilities — 19.7%
Eastern Municipal Water District, COP, Series H,
5.00%, 7/01/33	4,748	4,800,374
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC),
5.00%, 7/01/37	15,098	15,259,101
System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,250	7,341,132
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	20,000	20,514,200
Series C, 5.00%, 7/01/35	7,145	7,316,742
San Diego County Water Authority, COP, Series A (AGM),
5.00%, 5/01/31	5,010	5,098,777
		60,330,326
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 68.3%		209,133,306
Total Long-Term Investments
(Cost — $505,997,899) — 168.0%		514,426,926

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	19

BlackRock MuniYield California Fund, Inc. (MYC)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.04% (c)(d)	5,041,430	$ 5,041,430
Total Short-Term Securities
(Cost — $5,041,430) — 1.6%		5,041,430
Total Investments (Cost — $511,039,329*) — 169.6%		519,468,356
Other Assets Less Liabilities — 0.5%		1,668,889
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (35.6)%		(108,957,455)
VRDP Shares, at Liquidation Value — (34.5)%		(105,900,000)
Net Assets Applicable to Common Shares — 100.0%		$306,279,790

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 401,975,130
Gross unrealized appreciation	$ 10,687,465
Gross unrealized depreciation	(2,071,742)
Net unrealized appreciation	$ 8,615,723

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Citigroup Global Markets, Inc.	$4,651,814	$ 137

(b) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF California
Municipal
Money Fund	12,364,497	(7,323,067)	5,041,430	$ 2,777

(d) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 514,426,926	—	$ 514,426,926
Short-Term
Securities	$ 5,041,430	—	—	5,041,430
Total	$ 5,041,430	$ 514,426,926	—	$ 519,468,356

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Investment Fund (MYF)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alaska — 0.8%
Alaska Municipal Bond Bank Authority, RB, Series 1,
5.75%, 9/01/33	$ 1,000	$ 1,055,850
Northern Tobacco Securitization Corp., RB, Asset Backed,
Series A, 5.00%, 6/01/46	690	455,393
		1,511,243
California — 13.6%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/38	2,740	2,878,315
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	710	744,115
Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,752,386
Grossmont Union High School District, GO, Election
of 2008, Series B, 4.75%, 8/01/45	4,925	4,595,419
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/35	5,420	5,500,541
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A-1, 5.25%, 7/01/38	3,600	3,717,864
San Diego Regional Building Authority California, RB,
County Operations Center & Annex, Series A,
5.38%, 2/01/36	3,310	3,435,085
State of California, GO, Various Purpose, 6.00%, 3/01/33	2,535	2,769,310
		25,393,035
Colorado — 2.2%
City & County of Denver Colorado, Refunding RB,
Series A, 5.25%, 11/15/36	4,050	4,134,281
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	2,440	2,458,910
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, RB,
Series A, 5.25%, 10/01/29	2,000	2,153,140
Florida — 8.5%
County of Miami-Dade Florida, RB, Miami International
Airport, Series A AMT (NPFGC), 6.00%, 10/01/29	3,275	3,310,828
County of Osceola Florida, RB, Series A (NPFGC),
5.50%, 10/01/27	1,510	1,528,498
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	2,500	2,273,450
Series B, 7.13%, 4/01/30	3,750	3,410,175
Manatee County Housing Finance Authority, RB, Series A,
AMT (Ginnie Mae), 5.90%, 9/01/40	740	803,499
Santa Rosa County School Board, COP, Refunding,
Series Two (NPFGC), 5.25%, 2/01/26	780	798,509
South Lake County Hospital District, RB, South Lake
Hospital Inc., 6.38%, 10/01/34	1,150	1,156,452
Village Center Community Development District, RB,
Series A (NPFGC):
5.38%, 11/01/34	1,995	1,736,109
5.13%, 11/01/36	1,000	830,410
		15,847,930
Georgia — 4.0%
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	1,000	1,028,640
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	5,600	6,336,232
		7,364,872
Illinois — 14.8%
Chicago Park District, GO, Harbor Facilities, Series C,
5.25%, 1/01/40	2,160	2,209,874
City of Chicago Illinois, Refunding RB, General, Third Lien,
Series C, 6.50%, 1/01/41	6,065	6,674,593

	Par
Municipal Bonds	(000)	Value
Illinois (concluded)
County of Cook Illinois, GO, Refunding, Series A,
5.25%, 11/15/33	$ 3,345	$ 3,474,351
Illinois Finance Authority, Refunding RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,035,880
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,207,440
Northwestern Memorial Hospital, Series A,
6.00%, 8/15/39	4,160	4,441,174
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,960	1,993,261
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,419,389
6.00%, 6/01/28	390	401,642
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,700	1,725,075
		27,582,679
Indiana — 4.0%
Indiana Finance Authority, Refunding RB, Trinity Health,
Series B, 4.50%, 12/01/37	2,900	2,606,578
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	4,525	4,802,518
		7,409,096
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Asset Backed,
Series C, 5.63%, 6/01/46	550	409,794
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.50%, 11/15/29	3,250	3,491,280
Kentucky — 4.2%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	1,300	1,324,908
Louisville & Jefferson County Metropolitan Government
Parking Authority, RB, Series A, 5.75%, 12/01/34	3,200	3,456,864
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s Healthcare,
6.13%, 2/01/37	2,955	2,965,195
		7,746,967
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	1,420	1,469,601
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority,
RB, Maine General Medical Center, 7.50%, 7/01/32 (a)	2,500	2,688,100
Massachusetts — 4.1%
Massachusetts HFA, HRB, Series B, AMT, 5.50%, 6/01/41	3,000	3,003,930
Massachusetts HFA, Refunding HRB, Series F, AMT,
5.70%, 6/01/40	2,055	2,084,325
Massachusetts HFA, Refunding RB, Series C, AMT,
5.35%, 12/01/42	1,630	1,586,414
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	1,000	1,050,750
		7,725,419
Michigan — 4.8%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	3,535	3,525,208
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	1,805	1,912,506
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I, 6.00%, 10/15/38	1,250	1,317,063
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	1,970	2,274,345
		9,029,122

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	21

BlackRock MuniYield Investment Fund (MYF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Nevada — 7.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	$ 2,850	$ 3,093,761
County of Clark Nevada, GO, Refunding, Transportation,
Series A, 5.00%, 12/01/29	3,600	3,741,552
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	1,300	1,347,255
Series B, 5.75%, 7/01/42	6,055	6,283,697
		14,466,265
New Jersey — 2.8%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,250	2,273,513
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.88%, 12/15/38	2,670	2,865,257
		5,138,770
New York — 4.2%
New York City Municipal Water Finance Authority, RB,
Second General Resolution, Series EE, 5.38%, 6/15/43	760	806,200
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,500	2,596,800
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,200	1,234,284
Triborough Bridge & Tunnel Authority, RB, General,
Series A-2, 5.38%, 11/15/38	3,030	3,193,105
		7,830,389
North Carolina — 2.2%
North Carolina Medical Care Commission, RB, Novant
Health Obligation, Series A, 4.75%, 11/01/43	4,815	4,093,087
		4,093,087
Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, RB,
Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	620	501,561
Pennsylvania — 4.5%
Pennsylvania Economic Development Financing Authority,
RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,150,626
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	3,835	4,041,093
6.00%, 12/01/41	3,000	3,123,150
		8,314,869
Puerto Rico — 0.6%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.00%, 8/01/42	1,000	1,045,180
Texas — 13.0%
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/31	1,000	999,600
6.00%, 1/01/41	2,600	2,564,510
City of Houston TX, Refunding RB, Series B (a):
5.25%, 9/01/27	1,950	1,978,567
5.25%, 9/01/28	1,600	1,618,416
Conroe ISD Texas, GO, School Building, Series A,
5.75%, 2/15/35	1,800	1,998,864
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	800	886,064
Lower Colorado River Authority, RB, 5.75%, 5/15/28	1,620	1,720,537
North Texas Tollway Authority, RB:
Special Projects System, Series A, 5.50%, 9/01/41	3,480	3,692,872
System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,038,450
Tarrant County Cultural Education Facilities Finance
Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	3,795	3,978,261

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39 $	3,600	$ 3,793,464
		24,269,605
Utah —1.1%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	2,000	2,001,260
Virginia — 1.0%
Virginia Public School Authority, RB, School Financing,
6.50%, 12/01/35	1,700	1,906,992
Total Municipal Bonds — 105.3%		195,983,447
Municipal Bonds Transferred to
Tender Option Bond Trusts (b)
California — 21.6%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	2,680	2,824,313
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	4,200	4,398,870
Grossmont Union High School District, GO, Election
of 2008, Series B, 5.00%, 8/01/40	6,000	5,972,640
Los Angeles Community College District California, GO,
Election of 2008:
Series A, 6.00%, 8/01/33	7,697	8,574,809
Series C, 5.25%, 8/01/39	5,250	5,519,062
Los Angeles Unified School District California, GO,
Series I, 5.00%, 1/01/34	790	796,138
San Diego Public Facilities Financing Authority,
Refunding RB, Series B, 5.50%, 8/01/39	8,412	8,851,208
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,244,020
		40,181,060
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	2,149	2,217,520
District Of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,805	3,128,052
District of Columbia Water & Sewer Authority, RB,
Series A, 5.50%, 10/01/39	3,507	3,729,220
		6,857,272
Florida — 4.4%
City of Jacksonville Florida, RB, Better Jacksonville
(NPFGC), 5.00%, 10/01/27	2,700	2,744,253
Hillsborough County Aviation Authority, RB, Series A, AMT
(AGC), 5.50%, 10/01/38	3,869	3,836,219
Lee County Housing Finance Authority, RB,
Multi-County Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	1,425	1,570,863
		8,151,335
Illinois — 4.2%
Illinois Finance Authority, RB, University of Chicago,
Series B, 6.25%, 7/01/38	5,300	5,953,331
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	1,750	1,806,886
		7,760,217
Nevada — 6.3%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,482,100
Series B, 5.50%, 7/01/29	5,668	6,160,366
		11,642,466
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,159	2,286,749

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Investment Fund (MYF)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
New Jersey — 3.4%
New Jersey State Housing & Mortgage Finance Agency,
RB, S/F Housing, Series CC, 5.25%, 10/01/29	$ 2,291	$ 2,353,023
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM), 5.00%, 12/15/32	4,000	4,074,080
		6,427,103
New York — 4.6%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	2,504	2,679,054
New York State Dormitory Authority, ERB, Series B,
5.25%, 3/15/38	5,700	5,980,611
		8,659,665
Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	3,120	3,130,702
South Carolina — 1.8%
South Carolina State Public Service Authority, RB,
Santee Cooper, Series A, 5.50%, 1/01/38	3,240	3,450,827
Texas — 5.3%
City of San Antonio Texas, Refunding RB, Series A,
5.25%, 2/01/31	3,989	4,293,650
Harris County Cultural Education Facilities Finance
Corp., RB, Hospital, Texas Children’s Hospital Project,
5.50%, 10/01/39	5,400	5,564,322
		9,857,972
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,814,822
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	3,289	3,301,378
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 62.2%		115,739,088
Total Long-Term Investments
(Cost — $303,447,542) — 167.5%		311,722,535
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	2,085,565	2,085,565
Total Short-Term Securities
(Cost — $2,085,565) — 1.1%		2,085,565
Total Investments (Cost — $305,533,107*) — 168.6%		313,808,100
Liabilities in Excess of Other Assets — (3.6)%		(6,600,321)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (33.1)%		(61,680,454)
VRDP Shares, at Liquidation Value — (31.9)%		(59,400,000)
Net Assets Applicable to Common Shares — 100.0%		$186,127,325

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 244,710,185
Gross unrealized appreciation	$ 10,782,753
Gross unrealized depreciation	(3,318,825)
Net unrealized appreciation	$ 7,463,928

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Bank of America Merrill Lynch	$2,688,100	$ 39,875
Piper Jaffray	$3,596,983	$ 405

(b) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	7,411,011	(5,325,446)	2,085,565	$ 5,862

(d) Represents the current yield as of report date.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
90	Treasury Note	of Trade	2011	$11,034,673	$ (277,202)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 311,722,535	—	$ 311,722,535
Short-Term
Securities	$ 2,085,565	—	—	2,085,565
Total	$ 2,085,565	$ 311,722,535	—	$ 313,808,100

1 See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (277,202)	—	—	$ (277,202)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	23

Schedule of Investments July 31, 2011
 BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 127.9%
Corporate — 3.6%
New Jersey EDA, Refunding RB, New Jersey
American Water Co., Inc. Project Series A, AMT,
5.70%, 10/01/39	$ 2,925	$ 2,955,566
Salem County Utilities Authority, Refunding RB, Atlantic
City Electric, Series A, 4.88%, 6/01/29	4,550	4,621,754
		7,577,320
County/City/Special District/School District — 13.5%
City of Margate City New Jersey, New Jersey, GO,
Improvement:
5.00%, 1/15/26	1,200	1,282,032
5.00%, 1/15/27	845	896,638
City of Perth Amboy New Jersey, GO, CAB (AGM) (a):
5.22%, 7/01/33	1,575	1,520,851
5.22%, 7/01/34	1,925	1,850,002
County of Hudson New Jersey, COP, Refunding (NPFGC),
6.25%, 12/01/16	1,500	1,720,200
Essex County Improvement Authority, RB, Newark Project,
Series A (AGM):
5.00%, 11/01/20	375	389,040
6.00%, 11/01/30	545	579,951
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,058,641
5.50%, 10/01/29	5,085	5,724,846
Garden State Preservation Trust, RB, Capital Appreciation,
Series A (AGM), 5.25%, 11/01/28 (b)	4,540	1,923,280
Hudson County Improvement Authority, RB,
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	4,800	5,010,000
Middlesex County Improvement Authority, RB:
Golf Course Projects, 5.25%, 6/01/22	1,455	1,591,159
Senior Heldrich Center Hotel, Series A,
5.00%, 1/01/20	655	367,121
Monmouth County Improvement Authority, RB,
Government Loan (AMBAC):
5.00%, 12/01/15	5	5,040
5.00%, 12/01/16	5	5,033
Newark Housing Authority, Refunding RB, Redevelopment
Project (NPFGC), 4.38%, 1/01/37	2,875	2,651,354
		28,575,188
Education — 19.0%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	1,700	1,731,637
Series CC-2, 5.00%, 12/15/32	1,300	1,317,602
Series Y, 5.00%, 9/01/33	880	886,222
New Jersey EDA, Refunding RB, Series GG,
5.25%, 9/01/27	3,000	3,140,220
New Jersey Educational Facilities Authority, RB:
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	931,730
Kean University, Series A, 5.50%, 9/01/36	4,060	4,251,226
Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,163,803
Rider University (Radian), 5.00%, 7/01/17	1,000	1,017,760
Rider University, Series A (Radian), 5.50%, 7/01/23	1,255	1,287,580
Rider University, Series A (Radian), 5.25%, 7/01/34	1,450	1,370,569
Rider University, Series C (Radian), 5.00%, 7/01/37	1,750	1,572,007
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	6,115	6,193,272
New Jersey Institute of Technology, Series H,
5.00%, 7/01/31	1,250	1,273,375
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	1,927,512
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	1,300	1,521,065
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	1,625	1,859,569

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Assistance Authority,
Refunding RB, Series 1A:
5.00%, 12/01/25	$ 1,035	$ 1,046,188
5.00%, 12/01/26	645	651,089
5.25%, 12/01/32	900	910,845
New Jersey Higher Education Student Assistance
Authority, RB, Series A, AMT, 5.75%, 12/01/29	4,045	4,114,008
Rutgers-State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	2,000	2,060,760
		40,228,039
Health — 17.7%
New Jersey EDA, RB:
CAB Barnabas, Series A (NPFGC),
6.27%, 7/01/24 (b)	3,850	1,692,999
Masonic Charity Foundation of New Jersey,
5.25%, 6/01/24	1,425	1,444,152
Masonic Charity Foundation of New Jersey,
5.25%, 6/01/32	685	667,176
New Jersey EDA, Refunding RB, First Mortgage,
Winchester, Series A:
5.75%, 11/01/24	2,500	2,483,050
5.80%, 11/01/31	1,000	972,060
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/41 (d)	2,435	2,559,331
Childrens Specialized Hospital, Series A,
5.50%, 7/01/36	1,540	1,433,478
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	2,300	2,321,712
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,950	1,848,308
Meridian Health, Series I (AGC), 5.00%, 7/01/38	985	980,627
Meridian Health System Obligation Group (AGM),
5.25%, 7/01/29	2,195	2,195,724
Pascack Valley Hospital Association,
6.63%, 7/01/36 (e)(f)	1,845	18
South Jersey Hospital, 5.00%, 7/01/36	385	368,083
Southern Ocean County Hospital (Radian),
5.13%, 7/01/31	2,000	1,848,320
Virtua Health (AGC), 5.50%, 7/01/38	2,500	2,575,900
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical Center, 6.25%, 7/01/17 (c)	520	536,931
Atlantic City Medical System, 5.75%, 7/01/25	520	526,136
CAB, St. Barnabas Health, Series B,
5.90%, 7/01/30 (b)	2,000	568,440
CAB, St. Barnabas Health, Series B,
5.68%, 7/01/36 (b)	500	83,740
CAB, St. Barnabas Health, Series B,
5.17%, 7/01/37 (b)	13,250	2,055,207
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13	1,650	1,801,817
Meridian Health System Obligation Group (AGM),
5.38%, 7/01/24	2,250	2,252,092
Robert Wood Johnson, 5.00%, 7/01/31	1,000	1,010,920
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,541,579
St. Barnabas Health Care System, Series A,
5.00%, 7/01/29	4,155	3,524,022
		37,291,822

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Housing — 16.3%
New Jersey State Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	$ 5,915	$ 5,999,171
Home Buyer, Series CC, AMT (NPFGC),
5.80%, 10/01/20	4,515	4,669,368
S/F Housing Series CC, 5.00%, 10/01/34	3,455	3,472,240
S/F Housing, Series U, AMT, 4.95%, 10/01/32	700	690,193
S/F Housing, Series U, AMT, 5.00%, 10/01/37	1,000	982,450
S/F Housing, Series X, AMT, 4.85%, 4/01/16	3,605	3,699,739
S/F Housing, Series X, AMT, 5.05%, 4/01/18	600	626,118
Series A, 4.75%, 11/01/29	2,305	2,295,642
Series A, 6.50%, 10/01/38	1,525	1,651,301
Series A, AMT (FGIC), 4.90%, 11/01/35	1,365	1,301,582
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, S/F Housing, Series T, AMT,
4.65%, 10/01/32	4,945	4,721,437
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	1,115	1,191,745
6.75%, 12/01/38	2,670	3,022,146
		34,323,132
State — 28.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (b)	6,860	3,985,729
Election of 2005, Series A, 5.80%, 11/01/22	4,300	4,946,204
New Jersey EDA, RB:
Department of Human Services Pooled,
5.00%, 7/01/12	220	226,706
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	1,415	1,519,526
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	2,000	2,128,240
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	14,000	14,234,220
School Facilities Construction, Series L (AGM),
5.00%, 3/01/30	5,800	5,868,034
School Facilities Construction, Series P,
5.00%, 9/01/15	3,000	3,397,410
School Facilities Construction, Series P,
5.25%, 9/01/16	2,710	3,035,986
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	3,665	3,829,558
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project Series B,
AMT, 5.60%, 11/01/34	2,430	2,466,717
School Facilities Construction, Series AA,
5.50%, 12/15/29	3,300	3,503,181
New Jersey Transportation Trust Fund Authority, RB, CAB,
Series C (AMBAC), 5.01%, 12/15/35 (b)	4,140	876,314
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, CAB, Series A (AGC),
5.63%, 12/15/28	1,250	1,326,912
New Jersey Transportation Trust Fund Authority, Refunding
RB, Transportation System, Series B (NPFGC),
5.50%, 12/15/21	5,865	6,694,311
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	1,100	1,129,909
		59,168,957

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Tobacco — 1.1%
Tobacco Settlement Financing Corporation of New Jersey,
Asset-Backed Revenue Refunding Bonds, Series 1A,
5.00%, 6/01/29	$ 2,900	$ 2,281,894
Transportation — 24.4%
Delaware River Port Authority, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	1,000	1,001,650
Series D, 5.00%, 1/01/40	1,535	1,541,217
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC),
5.22%, 1/01/15 (a)	4,870	3,990,770
Series E, 5.25%, 1/01/40	5,475	5,592,822
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
6.00%, 6/15/35	5,455	6,050,904
5.50%, 12/15/38	1,950	2,110,173
5.88%, 12/15/38	3,650	3,916,925
(AGC), 5.50%, 12/15/38	1,000	1,044,260
New Jersey Transportation Trust Fund Authority, Refunding
RB, Transportation System, Series B (AMBAC),
5.25%, 12/15/23	5,000	5,519,800
Port Authority of New York & New Jersey, RB:
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	5,583,250
JFK International Air Terminal, 6.00%, 12/01/42	2,700	2,731,482
Port Authority of New York & New Jersey, Refunding RB,
Consolidated 152nd Series, AMT, 5.75%, 11/01/30	3,300	3,543,936
South Jersey Port Corp., RB:
4.75%, 1/01/18	4,280	4,381,008
4.85%, 1/01/19	2,485	2,536,290
5.00%, 1/01/20	2,000	2,038,140
		51,582,627
Utilities — 4.3%
New Jersey EDA, Refunding RB, United Water of
New Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,554,315
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.87%, 9/01/31 (b)	6,000	1,776,600
Union County Utilities Authority, Refunding RB, Senior
Lease, Ogden Martin, Series A, AMT (AMBAC):
5.38%, 6/01/17	1,585	1,587,282
5.38%, 6/01/18	1,175	1,176,269
		9,094,466
Total Municipal Bonds in New Jersey		270,123,445
Puerto Rico — 9.0%
County/City/Special District/School District — 3.7%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.00%, 8/01/42	4,000	4,180,720
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.00%, 8/01/39	3,320	3,484,706
		7,665,426
State — 3.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM), 5.50%, 7/01/30	2,000	2,141,700
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	6,000	6,150,660
		8,292,360

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	25

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Transportation — 0.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA (AGM), 4.95%, 7/01/26	$ 1,000	$ 1,011,470
Series CC (AGC), 5.50%, 7/01/31	895	948,664
		1,960,134
Utilities — 0.5%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	1,002,230
Total Municipal Bonds in Puerto Rico		18,920,150
U.S. Virgin Islands — 1.7%
Corporate — 1.7%
United States Virgin Islands, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	3,500	3,459,330
Total Municipal Bonds in the U.S. Virgin Islands		3,459,330
Total Municipal Bonds — 138.6%		292,502,925
Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
New Jersey — 8.7%
State — 4.9%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	5,460	6,548,833
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	3,600	3,877,092
		10,425,925
Transportation — 3.8%
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM),
5.00%, 12/15/32	4,100	4,175,932
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,764	3,842,765
		8,018,697
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 8.7%		18,444,622
Total Long-Term Investments
(Cost — $307,670,060) — 147.3%		310,947,547
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.10% (h)(i) 13,176,800		13,176,800
Total Short-Term Securities
(Cost — $13,176,800) — 6.2%		13,176,800

Total Investments (Cost — $320,846,860*) — 153.5%	324,124,347
Liabilities in Excess of Other Assets — (0.2)%	(344,453)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.9)%	(10,458,781)
VRDP Shares, at Liquidation Value — (48.4)%	(102,200,000)
Net Assets Applicable to Common Shares — 100.0%	$211,121,113

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 310,532,088
Gross unrealized appreciation	$ 9,679,946
Gross unrealized depreciation	(6,541,388)
Net unrealized appreciation	$ 3,138,558

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Goldman Sachs & Co.	$2,559,331	$151,243

(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) Non-income producing security.
(g) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF New Jersey
Municipal
Money Fund	11,162,403	2,014,397	13,176,800	$ 1,747

(i) Represents the current yield as of report date.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
64	Treasury Note	of Trade	2011	$ 7,846,878	$ (197,122)

• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 310,947,547	—	$ 310,947,547
Short-Term
Securities	$ 13,176,800	—	—	13,176,800
Total	$ 13,176,800	$ 310,947,547	—	$ 324,124,347

1 See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (197,122)	—	—	$ (197,122)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2011 27

Statements of Assets and Liabilities
BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
July 31, 2011	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Assets
Investments at value — unaffiliated[1]	$ 90,393,222	$ 99,741,845	$ 514,426,926	$ 311,722,535	$ 310,947,547
Investments at value — affiliated[2]	760,684	2,960,530	5,041,430	2,085,565	13,176,800
Cash	—	45,310	62,229	—	—
Cash pledged as collateral for financial futures contracts	26,400	39,600	—	118,800	85,000
Interest receivable	944,510	744,362	7,876,457	4,314,195	3,028,745
Investments sold receivable	—	1,651,665	–	651,746	66,075
Deferred offering costs	—	174,287	372,213	240,228	385,865
TOB trust receivable	—	—	—	—	1,800,000
Prepaid expenses	6,066	8,696	28,354	22,679	25,886
Other assets	—	—	—	2,356	—
Total assets	92,130,882	105,366,295	527,807,609	319,158,104	329,515,918
Accrued Liabilities
Bank overdraft	—	—	—	45,624	88,290
Investments purchased payable	—	3,552,927	4,652,172	10,586,251	4,341,447
Income dividends payable	256,593	317,190	1,682,327	1,039,509	1,031,083
Investment advisory fees payable	42,686	42,928	220,276	130,025	134,503
Margin variation payable	23,750	35,625	—	106,875	76,000
Interest expense and fees payable	653	11,131	101,683	59,242	5,080
Offering costs payable	—	18,619	50,819	28,505	49,043
Officer’s and Directors’ fees payable	210	270	1,564	761	1,486
Other accrued expenses payable	30,557	1,406	41,475	—	14,172
Total accrued liabilities	354,449	3,980,096	6,750,316	11,996,792	5,741,104
Other Liabilities
TOB trust certificates	1,125,000	3,000,000	108,877,503	61,633,987	10,453,701
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	37,300,000	105,900,000	59,400,000	102,200,000
Total other liabilities	1,125,000	40,300,000	214,777,503	121,033,987	112,653,701
Total Liabilities	1,479,449	44,280,096	221,527,819	133,030,779	118,394,805
AMPS at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3,4]	29,632,153	—	—	—	—
Net Assets Applicable to Common Shareholders	$ 61,019,280	$ 61,086,199	$ 306,279,790	$ 186,127,325	$ 211,121,113
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$ 59,630,112	$ 60,590,891	$ 301,580,192	$ 189,143,951	$ 204,726,512
Undistributed net investment income	1,091,301	891,154	4,864,285	3,810,971	4,779,505
Accumulated net realized loss	(2,324,851)	(1,853,259)	(8,593,714)	(14,825,388)	(1,465,269)
Net unrealized appreciation/depreciation	2,622,718	1,457,413	8,429,027	7,997,791	3,080,365
Net Assets Applicable to Common Shareholders	$ 61,019,280	$ 61,086,199	$ 306,279,790	$ 186,127,325	$ 211,121,113
Net asset value per Common Share	$ 14.51	$ 13.38	$ 14.38	$ 13.71	$ 14.84
[1] Investments at cost — unaffiliated	$ 87,708,903	$ 98,192,031	$ 505,997,899	$ 303,447,542	$ 307,567,819
[2] Investments at cost — affiliated	$ 760,684	$ 2,960,530	$ 5,041,430	$ 2,085,565	$ 13,176,800
3 AMPS/VRDP Shares outstanding:
Par value $0.10 per share	1,185	373	1,059	594	1,022
4 AMPS/VRDP Shares authorized	1,240	1,985	8,059	1 million	5,782
[5] Common Shares outstanding, $0.10 par value	4,206,439	4,563,888	21,295,255	13,577,859	14,221,829
[6] Common Shares authorized	200 million	200 million	200 million	unlimited	200 million

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2011

Statements of Operations
BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
Year Ended July 31, 2011	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Investment Income
Interest	$ 4,410,664	$ 4,907,675	$ 24,787,268	$ 15,875,670	$ 15,629,095
Income — affiliated	42	—	2,777	5,862	1,747
Total income	4,410,706	4,907,675	24,790,045	15,881,532	15,630,842
Expenses
Investment advisory	497,142	502,119	2,609,320	1,526,391	1,592,077
Professional	67,258	56,576	110,224	83,934	86,040
Remarketing fees on Preferred Shares	44,983	55,349	154,180	86,322	149,002
Accounting services	24,785	21,113	71,316	50,382	62,209
Transfer agent	23,039	36,292	20,891	41,037	41,759
Printing	8,719	6,452	36,949	23,464	27,154
Custodian	8,651	11,870	22,848	17,328	19,611
Officer and Directors	7,544	6,891	34,827	20,885	23,902
Registration	9,355	1,978	9,372	9,372	9,372
Liquidity fees	—	116,229	323,662	181,544	333,329
Miscellaneous	36,693	47,878	102,746	45,184	44,517
Total expenses excluding interest expense, fees and amortization
of offering costs	728,169	862,747	3,496,335	2,085,843	2,388,972
Interest expense, fees and amortization of offering costs[1]	8,907	55,721	996,463	566,245	235,633
Total expenses	737,076	918,468	4,492,798	2,652,088	2,624,605
Less fees waived by advisor	(2,598)	(1,840)	(17,631)	(2,005)	(16,487)
Total expenses after fees waived	734,478	916,628	4,475,167	2,650,083	2,608,118
Net investment income	3,676,228	3,991,047	20,314,878	13,231,449	13,022,724
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	99,081	(283,533)	(902,538)	173,062	1,702,550
Financial futures contracts	(172,145)	(262,251)	(1,123,508)	(880,809)	(551,690)
	(73,064)	(545,784)	(2,026,046)	(707,747)	1,150,860
Net change in unrealized appreciation/depreciation on:
Investments	(40,380)	(939,116)	(5,983,392)	(6,898,281)	(6,694,446)
Financial futures contracts	(61,601)	(66,500)	53,571	(277,202)	(197,122)
	(101,981)	(1,005,616)	(5,929,821)	(7,175,483)	(6,891,568)
Total realized and unrealized loss	(175,045)	(1,551,400)	(7,955,867)	(7,883,230)	(5,740,708)
Dividends to AMPS Shareholders From
Net investment income	(425,018)	(220,331)	(558,419)	(276,033)	(489,633)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	$ 3,076,165	$ 2,219,316	$ 11,800,592	$ 5,072,186	$ 6,792,383
[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	29

Statements of Changes in Net Assets

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$ 3,676,228	$ 3,684,614
Net realized gain (loss)	(73,064)	803,451
Net change in unrealized appreciation/depreciation	(101,981)	5,138,910
Dividends to AMPS Shareholders from net investment income	(425,018)	(436,446)
Net increase in net assets applicable to Common Shareholders resulting from operations	3,076,165	9,190,529
Dividends to Common Shareholders From
Net investment income	(3,066,494)	(2,822,521)
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	9,671	6,368,008
Beginning of year	61,009,609	54,641,601
End of year	$ 61,019,280	$ 61,009,609
Undistributed net investment income	$ 1,091,301	$ 906,594

BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$ 3,991,047	$ 4,233,845
Net realized loss	(545,784)	(247,167)
Net change in unrealized appreciation/depreciation	(1,005,616)	6,055,148
Dividends to AMPS Shareholders from net investment income	(220,331)	(263,509)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,219,316	9,778,317
Dividends to Common Shareholders From
Net investment income	(3,805,878)	(3,721,205)
Capital Share Transactions
Reinvestment of common dividends	54,635	112,033
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,531,927)	6,169,145
Beginning of year	62,618,126	56,448,981
End of year	$ 61,086,199	$ 62,618,126
Undistributed net investment income	$ 891,154	$ 904,599

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2011

Statements of Changes in Net Assets

BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$ 20,314,878	$ 19,959,389
Net realized loss	(2,026,046)	(2,256,396)
Net change in unrealized appreciation/depreciation	(5,929,821)	28,173,305
Dividends to AMPS Shareholders from net investment income	(558,419)	(674,559)
Net increase in net assets applicable to Common Shareholders resulting from operations	11,800,592	45,201,739
Dividends to Common Shareholders From
Net investment income	(19,847,178)	(17,680,853)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(8,046,586)	27,520,886
Beginning of year	314,326,376	286,805,490
End of year	$306,279,790	$314,326,376
Undistributed net investment income	$ 4,864,285	$ 4,957,829

BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$ 13,231,449	$ 12,956,609
Net realized gain (loss)	(707,747)	2,525,799
Net change in unrealized appreciation/depreciation	(7,175,483)	13,527,347
Dividends to AMPS Shareholders from net investment income	(276,033)	(333,344)
Net increase in net assets applicable to Common Shareholders resulting from operations	5,072,186	28,676,411
Dividends to Common Shareholders From
Net investment income	(12,484,922)	(11,015,894)
Capital Share Transactions
Reinvestment of common dividends	269,741	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,142,995)	17,660,517
Beginning of year	193,270,320	175,609,803
End of year	$186,127,325	$193,270,320
Undistributed net investment income	$ 3,810,971	$ 3,484,911

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	31

Statements of Changes in Net Assets

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$ 13,022,724	$ 14,162,374
Net realized gain (loss)	1,150,860	(95,538)
Net change in unrealized appreciation/depreciation	(6,891,568)	14,265,738
Dividends to AMPS Shareholders from net investment income	(489,633)	(622,979)
Net increase in net assets applicable to Common Shareholders resulting from operations	6,792,383	27,709,595
Dividends to Common Shareholders From
Net investment income	(12,386,553)	(12,015,943)
Capital Share Transactions
Reinvestment of common dividends	281,803	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,312,367)	15,693,652
Beginning of year	216,433,480	200,739,828
End of year	$211,121,113	$216,433,480
Undistributed net investment income	$ 4,779,505	$ 4,588,066

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2011

Statements of Cash Flows
	BlackRock	BlackRock		BlackRock
	MuniYield	MuniYield	BlackRock	MuniYield
	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
Year Ended July 31, 2011	(MZA)	(MYC)	(MYF)	(MYJ)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$ 2,439,647	$ 12,359,011	$ 5,348,219	$ 7,282,016
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(55,262)	(1,406,564)	(488,669)	(208,556)
Increase in prepaid expenses	(4,818)	(10,177)	(11,948)	(14,196)
(Increase) decrease in cash pledged as collateral for financial futures contracts	(20,880)	41,000	(118,800)	(85,000)
Increase in other assets	—	—	(2,356)	—
Decrease in investment advisory fees payable	(1,645)	(9,385)	(4,986)	(4,923)
Increase in interest expense and fees payable	10,817	32,482	15,808	27
Decrease in other affiliates payable	(645)	(3,021)	(1,938)	(2,039)
Decrease in other accrued expenses payable	(41,867)	(57,791)	(73,519)	(66,973)
Increase (decrease) in margin variation payable	27,000	(17,969)	106,875	76,000
Increase in Officer’s and Directors’ fees payable	162	1,051	332	1,026
Net realized and unrealized loss on investments	1,222,649	6,885,930	6,725,219	4,991,896
Amortization of premium and accretion of discount on investments	156,404	1,514,005	345,455	(514,033)
Proceeds from sales of long-term investments	15,187,186	186,801,872	84,983,591	56,890,283
Purchases of long-term investments	(15,055,899)	(183,805,234)	(92,824,637)	(53,509,124)
Net proceeds from sales (purchases) of short-term securities	313,997	7,323,067	5,325,446	(2,014,397)
Cash provided by operating activities	4,176,846	29,648,277	9,324,092	12,822,007
Cash Used for Financing Activities
Cash receipts from TOB trust certificates	1,500,000	11,503,547	8,475,338	—
Cash payments for TOB trust certificates	—	(20,444,698)	(5,086,000)	—
Cash payments on redemption of AMPS	(38,800,000)	(105,950,000)	(59,475,000)	(102,200,000)
Cash receipts from issuance of VRDP Shares	37,300,000	105,900,000	59,400,000	102,200,000
Increase in deferred offering costs	(174,287)	(372,213)	(240,228)	(385,865)
Increase in offering costs payable	18,619	50,819	28,505	49,043
Cash dividends paid to Common Shareholders	(3,750,969)	(19,698,110)	(12,192,524)	(12,074,996)
Cash dividends paid to AMPS Shareholders	(224,899)	(575,393)	(279,807)	(498,479)
Increase in bank overdraft	—	—	45,624	88,290
Cash used for financing activities	(4,131,536)	(29,586,048)	(9,324,092)	(12,822,007)
Cash
Net change in cash	$ 45,310	$ 62,229	—	—
Cash at beginning of year	—	—	—	—
Cash at end of year	$ 45,310	$ 62,229	—	—
Cash Flow Information
Cash paid during the year for interest and fees	$ 25,582	$ 910,079	$ 519,989	$ 163,118
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$ 54,635	—	$ 269,741	$ 281,803

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	33

Financial Highlights

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

				Period
				June 1,
		Year Ended July 31,		2008	Year Ended May 31,
				to July 31,
	2011	2010	2009	2008	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 14.50	$ 12.99	$ 13.51	$ 14.05	$ 14.91	$ 14.66
Net investment income[1]	0.87	0.88	0.87	0.14	0.91	0.90
Net realized and unrealized gain (loss)	(0.03)	1.40	(0.55)	(0.53)	(0.86)	0.24
Dividends to AMPS Shareholders from net investment income	(0.10)	(0.10)	(0.20)	(0.04)	(0.27)	(0.25)
Net increase (decrease) from investment operations	0.74	2.18	0.12	(0.43)	(0.22)	0.89
Dividends to Common Shareholders from net investment income	(0.73)	(0.67)	(0.64)	(0.11)	(0.64)	(0.64)
Net asset value, end of period	$ 14.51	$ 14.50	$ 12.99	$ 13.51	$ 14.05	$ 14.91
Market price, end of period	$ 12.98	$ 13.54	$ 11.60	$ 12.12	$ 12.81	$ 13.93
Total Investment Return[2]
Based on net asset value	5.71%	17.67%	2.26%	(3.01)%[3]	(1.10)%	6.57%
Based on market price	1.26%	23.05%	1.79%	(4.56)%[3]	(3.48)%	12.02%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.23%	1.20%	1.33%	1.39%[5]	1.28%	1.31%
Total expenses after fees waived and paid indirectly[4]	1.22%	1.12%	1.15%	1.15%[5]	1.04%	1.08%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.21%	1.12%	1.11%	1.11%[5]	1.04%	1.08%
Net investment income[4]	6.16%	6.30%	7.01%	6.36%[5]	6.31%	6.01%
Dividends to AMPS Shareholders	0.71%	0.75%	1.59%	1.84%[5]	1.89%	1.66%
Net investment income to Common Shareholders	5.45%	5.55%	5.42%	4.52%[5]	4.42%	4.35%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 61,019	$ 61,010	$ 54,642	$ 56,830	$ 59,101	$ 62,701
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$ 29,632	$ 29,625	$ 29,625	$ 29,625	$ 31,000	$ 31,000
Portfolio turnover	23%	27%	32%	2%	21%	29%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$ 76,499	$ 76,492	$ 71,119	$ 72,970	$ 72,676	$ 75,573

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of the total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and fees paid indirectly and excluding interest expense and fees, net investment income and net investment income to
Common Shareholders would have been 1.79%, 1.55%, 1.50%, 5.96% and 4.12%, respectively.
6 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2011

Financial Highlights

BlackRock MuniYield Arizona Fund, Inc. (MZA)

					Period
					November 1,
			Year Ended July 31,		2007	Year Ended October 31,
					to July 31,
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period		$ 13.73	$ 12.40	$ 12.81	$ 13.96	$ 14.53	$ 14.39
Net investment income[1]		0.87	0.93	0.95	0.72	0.95	0.98
Net realized and unrealized gain (loss)		(0.33)	1.28	(0.47)	(1.00)	(0.46)	0.36
Dividends and distributions to AMPS Shareholders from:
Net investment income		(0.06)	(0.06)	(0.19)	(0.19)	(0.29)	(0.26)
Net realized gain		—	—	—	(0.05)	(0.02)	(0.02)
Net increase (decrease) from investment operations		0.48	2.15	0.29	(0.52)	0.18	1.06
Dividends and distributions to Common Shareholders from:
Net investment income		(0.83)	(0.82)	(0.70)	(0.51)	(0.69)	(0.80)
Net realized gain		—	—	—	(0.12)	(0.06)	(0.12)
Total dividends and distributions to Common Shareholders		(0.83)	(0.82)	(0.70)	(0.63)	(0.75)	(0.92)
Capital charges with respect to issuance of AMPS		—	—	—	—	—	0.00[2]
Net asset value, end of period		$ 13.38	$ 13.73	$ 12.40	$ 12.81	$ 13.96	$ 14.53
Market price, end of period		$ 12.83	$ 13.67	$ 12.85	$ 13.94	$ 13.66	$ 14.79
Total Investment Return[3]
Based on net asset value		3.92%	17.75%	3.27%	(3.79)%[4]	1.29%	7.47%
Based on market price		0.09%	13.13%	(1.66)%	6.99%[4]	(2.63)%	(1.80)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]		1.52%	1.25%	1.46%	1.61%[6]	1.76%	1.71%
Total expenses after fees waived and paid indirectly[5]		1.52%	1.24%	1.42%	1.59%[6]	1.75%	1.70%
Total expenses after fees waived and paid indirectly and excluding
interest expense, fees and amortization of offering costs[5,7]		1.43%	1.22%	1.36%	1.40%[6]	1.37%	1.33%
Net investment income[5]		6.62%	6.99%	8.16%	7.19%[6]	6.65%	6.90%
Dividends to AMPS Shareholders		0.36%	0.44%	1.61%	1.94%[6]	2.04%	1.83%
Net investment income to Common Shareholders		6.26%	6.56%	6.55%	5.25%[6]	4.61%	5.07%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 61,086	$ 62,618	$ 56,449	$ 58,218	$ 63,228	$ 65,611
AMPS outstanding at $25,000 liquidation preference, end of period (000)		—	$ 38,800	$ 38,800	$ 40,300	$ 40,300	$ 40,300
VRDP Shares outstanding at $100,000 liquidation preference, end of period		$ 37,300	—	—	—	—	—
Portfolio turnover		16%	25%	39%	13%	31%	31%
Asset coverage per AMPS at $25,000 liquidation preference, end of period		—	$ 65,350	$ 61,375	$ 61,122	$ 64,232	$ 65,708
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	.	$ 263,770	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $0.01 per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	35

Financial Highlights

BlackRock MuniYield California Fund, Inc. (MYC)

					Period
					November 1,
			Year Ended July 31,		2007	Year Ended October 31,
					to July 31,
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period		$ 14.76	$ 13.47	$ 13.71	$ 14.60	$ 15.11	$ 14.73
Net investment income[1]		0.95	0.94	0.91	0.69	0.93	0.96
Net realized and unrealized gain (loss)		(0.37)	1.21	(0.33)	(0.88)	(0.49)	0.37
Dividends to AMPS Shareholders from net investment income		(0.03)	(0.03)	(0.13)	(0.20)	(0.29)	(0.25)
Net increase (decrease) from investment operations		0.55	2.12	0.45	(0.39)	0.15	1.08
Dividends to Common Shareholders from net investment income		(0.93)	(0.83)	(0.69)	(0.50)	(0.66)	(0.70)
Capital charges with respect to issuance of AMPS		—	—	—	—	—	0.00[2]
Net asset value, end of period		$ 14.38	$ 14.76	$ 13.47	$ 13.71	$ 14.60	$ 15.11
Market price, end of period		$ 13.29	$ 14.44	$ 12.44	$ 13.07	$ 13.25	$ 14.00
Total Investment Return[3]
Based on net asset value		4.28%	16.59%	4.64%	(2.55)%[4]	1.36%	8.03%
Based on market price		(1.49)%	23.51%	1.37%	2.37%[4]	(0.72)%	10.28%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]		1.49%	1.19%	1.49%	1.49%[6]	1.77%	1.52%
Total expenses after fees waived[5]		1.49%	1.18%	1.47%	1.45%[6]	1.75%	1.51%
Total expenses after fees waived and excluding interest expense, fees
and amortization of offering cost[5,7]		1.16%	0.99%	1.08%	1.06%[6]	1.06%	1.06%
Net investment income[5]		6.76%	6.53%	7.07%	6.24%[6]	6.29%	6.51%
Dividends to AMPS Shareholders		0.18%	0.22%	0.99%	1.83%[6]	1.93%	1.70%
Net investment income to Common Shareholders		6.58%	6.31%	6.08%	4.41%[6]	4.36%	4.81%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 306,280	$ 314,326	$ 286,805	$ 292,002	$ 310,934	$ 321,701
AMPS outstanding at $25,000 liquidation preference, end of period (000)		—	$ 105,950	$ 105,950	$ 126,500	$ 175,000	$ 175,000
VRDP Shares outstanding at $100,000 liquidation preference, end of period		$ 105,900	—	—	—	—	—
Portfolio turnover		33%	41%	38%	30%	41%	39%
Asset coverage per AMPS at $25,000 liquidation preference, end of period		—	$ 99,173	$ 92,679	$ 82,724	$ 69,452	$ 70,985
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	.	$ 389,216	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $0.01 per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2011

Financial Highlights

BlackRock MuniYield Investment Fund (MYF)

					Period
					November 1,
			Year Ended July 31,		2007	Year Ended October 31,
					to July 31,
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period		$ 14.26	$ 12.95	$ 13.59	$ 14.53	$ 15.11	$ 14.91
Net investment income[1]		0.97	0.96	0.96	0.73	0.99	0.99
Net realized and unrealized gain (loss)		(0.58)	1.18	(0.77)	(0.94)	(0.57)	0.28
Dividends to AMPS Shareholders from net investment income		(0.02)	(0.02)	(0.13)	(0.21)	(0.30)	(0.26)
Net increase (decrease) from investment operations		0.37	2.12	0.06	(0.42)	0.12	1.01
Dividends to Common Shareholders from net investment income		(0.92)	(0.81)	(0.70)	(0.52)	(0.70)	(0.81)
Capital charges with respect to issuance of AMPS		—	—	—	—	—	(0.00)[2]
Net asset value, end of period		$ 13.71	$ 14.26	$ 12.95	$ 13.59	$ 14.53	$ 15.11
Market price, end of period		$ 13.08	$ 14.36	$ 11.72	$ 11.91	$ 12.86	$ 14.35
Total Investment Return[3]
Based on net asset value		2.97%	17.12%	1.93%	(2.52)%[4]	1.21%	7.24%
Based on market price		(2.45)%	30.32%	5.26%	(3.48)%[4]	(5.68)%	1.71%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]		1.45%	1.26%	1.35%	1.42%[6]	1.47%	1.44%
Total expenses after fees waived[5]		1.45%	1.26%	1.34%	1.40%[6]	1.46%	1.42%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[5,7]		1.14%	1.02%	1.12%	1.10%[6]	1.10%	1.09%
Net investment income[5]		7.22%	6.92%	7.66%	6.77%[6]	6.72%	6.63%
Dividends to AMPS Shareholders		0.15%	0.18%	1.09%	1.92%[6]	2.01%	1.75%
Net investment income to Common Shareholders		7.07%	6.74%	6.57%	4.85%[6]	4.71%	4.88%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 186,127	$ 193,270	$ 175,610	$ 184,315	$ 197,014	$ 204,865
AMPS outstanding at $25,000 liquidation preference, end of period (000)		—	$ 59,475	$ 59,475	$ 90,825	$ 110,000	$ 110,000
VRDP Shares outstanding at $100,000 liquidation preference, end of period		$ 59,400	—	—	—	—	—
Portfolio turnover		27%	41%	63%	22%	25%	46%
Asset coverage per AMPS at $25,000 liquidation preference, end of period		—	$ 106,242	$ 98,819	$ 75,742	$ 69,790	$ 71,574
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	.	$ 413,346	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	37

Financial Highlights

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

					Period
					December 1,
			Year Ended July 31,		2007	Year Ended November 30,
					to July 31,
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period		$ 15.24	$ 14.13	$ 14.36	$ 15.18	$ 15.90	$ 15.37
Net investment income[1]		0.92	1.00	0.98	0.62	1.01	1.00
Net realized and unrealized gain (loss)		(0.41)	1.00	(0.34)	(0.79)	(0.74)	0.54
Dividends to AMPS Shareholders from net investment income		(0.03)	(0.04)	(0.15)	(0.18)	(0.29)	(0.25)
Net increase (decrease) from investment operations		0.48	1.96	0.49	(0.35)	(0.02)	1.29
Dividends to Common Shareholders from net investment income		(0.88)	(0.85)	(0.72)	(0.47)	(0.70)	(0.76)
Net asset value, end of period		$ 14.84	$ 15.24	$ 14.13	$ 14.36	$ 15.18	$ 15.90
Market price, end of period		$ 13.53	$ 15.19	$ 13.49	$ 13.52	$ 13.66	$ 15.47
Total Investment Return[2]
Based on net asset value		3.55%	14.34%	4.50%	(2.17)%[3]	0.11%	8.83%
Based on market price		(5.28)%	19.38%	5.96%	2.35%[3]	(7.41)%	13.17%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]		1.26%	1.01%	1.15%	1.22%[5]	1.28%	1.44%
Total expenses after fees waived[4]		1.25%	1.00%	1.14%	1.20%[5]	1.27%	1.44%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[4,6]		1.14%	0.98%	1.05%	1.13%[5]	1.10%	1.09%
Net investment income[4]		6.26%	6.71%	7.21%	6.27%[5]	6.56%	6.50%
Dividends to AMPS Shareholders		0.23%	0.30%	1.12%	1.85%[5]	1.85%	1.65%
Net investment income to Common Shareholders		6.03%	6.41%	6.09%	4.42%[5]	4.71%	4.85%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 211,121	$ 216,433	$ 200,740	$ 204,022	$ 215,585	$ 225,855
AMPS outstanding at $25,000 liquidation preference, end of period (000)		—	$ 102,200	$ 102,200	$ 104,725	$ 119,000	$ 119,000
VRDP Shares outstanding at $100,000 liquidation preference, end of period		$ 102,200	—	—	—	—	—
Portfolio turnover		18%	15%	21%	11%	18%	9%
Asset coverage per AMPS at $25,000 liquidation preference, end of period		—	$ 77,946	$ 74,107	$ 73,709	$ 70,305	$ 72,452
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	.	$ 306,576	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”),
BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield
California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund
(“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collec-
tively, the “Funds”) are registered under the Investment Company Act of
1940, as amended (the “1940 Act”), as non-diversified, closed-end man-
agement investment companies. MNE, MZA, MYC and MYJ are organized as Maryland corporations. MYF is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-
cial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Funds are referred to through-
out this report as the “Board of Directors” or the “Board.” The Funds deter-
mine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction bet-
ween market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board. Municipal investments (including commitments to purchase such investments on a
“when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pric-
ing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market trans-
actions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end reg-
istered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may pur-
chase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, includ-
ing the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appre-
ciation of unsettled when-issued transactions, which is shown in the
Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB
Residuals held by a Fund include the right of a Fund (1) to cause the hold-
ers of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-
term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.
During the year ended July 31, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund's transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Funds'
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and dis-
counts, from the underlying municipal bonds is recorded by the Funds on

ANNUAL REPORT	JULY 31, 2011	39

Notes to Financial Statements (continued)

an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certifi-
cates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2011, the aggregate value of the underlying munici-
pal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability for	Range of
	Transferred	TOB Trust	Interest
	to TOBs	Certificates	Rates
MNE	$ 2,383,755	$ 1,125,000	0.11% – 0.12%
MZA	$ 6,199,740	$ 3,000,000	0.11% – 0.12%
MYC	$209,133,306	$108,877,503	0.08% – 0.14%
MYF	$115,739,088	$ 61,633,987	0.08% – 0.22%
MYJ	$ 18,444,622	$ 10,453,701	0.11% – 0.17%

For the year ended July 31, 2011, the Funds' average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB	Daily Weighted
	Trust Certificates	Average
	Outstanding	Interest Rate
MNE	$ 1,125,000	0.79%
MZA	$ 1,788,462	0.75%
MYC	$115,873,792	0.76%
MYF	$ 62,782,749	0.80%
MYJ	$ 8,668,536	0.70%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to
Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transac-
tions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and
VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for each of the following periods:

	Year Ended	Period	Year Ended
MNE	July 31, 2011	July 1, 2008 to	May 2008
	July 31, 2010	July 31, 2008
July 31, 2009
MZA	July 31, 2011	November 1, 2007 to	October 31, 2007
	July 31, 2010	July 31, 2008
July 31, 2009
MYC	July 31, 2011	November 1, 2007 to	October 31, 2007
	July 31, 2010	July 31, 2008
July 31, 2009
MYF	July 31, 2011	November 1, 2007 to	October 31, 2007
	July 31, 2010	July 31, 2008
July 31, 2009
MYJ	July 31, 2011	December 1, 2007 to	November 30, 2007
	July 31, 2010	July 31, 2008
July 31, 2009

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measure-
ment, a description of the valuation policies and procedures and a narra-
tive description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobserv-
able inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years.
Management is evaluating the impact of this guidance on the Funds’
financial statements and disclosures.

40	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: Certain Funds incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the con-
tract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of July 31, 2011
Liability Derivatives
	MNE	MZA		MYF	MYJ
Statement of Assets
	and Liabilities Location		Value
Net unrealized
Interest rate contracts	appreciation/depreciation* $ 61,601	$ 92,401	$ 277,202		$ 197,122

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the
Statements of Assets and Liabilities.

	The Effect of Derivative Financial Instruments in the Statements of Operations
	Year Ended July 31, 2011
	Net Realized Loss from
	MNE	MZA	MYC	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$ (172,145)	$(262,251)	$(1,123,508)	$(880,809)	$(551,690)

ANNUAL REPORT	JULY 31, 2011	41

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	MNE	MZA	MYC	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$ (61,601)	$ (66,500)	$ 53,571	$(277,202)	$(197,122)
For the year ended July 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:
	MNE	MZA	MYC	MYF	MYJ
Financial futures contracts:
Average number of contracts sold	13	16	25	56	34
Average notional value of contracts sold	$1,501,890	$1,956,551	$2,962,843	$6,669,621	$4,124,595

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC
("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock").
Due to the ownership structure, PNC is an affiliate of the Funds for 1940
Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MNE	0.55%
MZA	0.50%
MYC	0.50%
MYF	0.50%
MYJ	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund's investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2011, the amounts waived were as follows:

MNE	$ 2,598
MZA	$ 1,840
MYC	$ 17,631
MYF	$ 2,005
MYJ	$ 16,487

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2011, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MNE	$ 362
MZA	$ 419
MYC	$ 2,255
MYF	$ 1,531
MYJ	$ 3,084

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2011, were as follows:

	Purchases	Sales
MNE	$ 20,377,250	$ 20,257,805
MZA	$ 18,608,826	$ 16,121,800
MYC	$167,483,131	$177,052,579
MYF	$ 92,339,146	$ 81,979,541
MYJ	$ 57,850,571	$ 55,787,929

42	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax report-
ing. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2011 attributable to amortization methods on fixed income securities, non-deductible expenses and the sale of bonds received from TOBs were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	—	$ (21,717)	$ (18,213)	$ (19,203)	$ (49,638)
Undistributed net investment income	$ (9)	$ 21,717	$ (2,825)	$ (144,434)	$ 44,901
Accumulated net realized loss	$ 9	—	$ 21,038	$ 163,637	$ 4,737

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income	7/31/2011	$ 3,491,512	$ 4,068,531	$20,524,519	$12,828,458	$12,957,207
	7/31/2010	3,258,967	3,984,714	18,268,227	11,349,238	12,638,922
Ordinary income	7/31/2011	—	—	—	—	93,835
	7/31/2010	—	—	87,185	—	—
Total distributions	7/31/2011	$ 3,491,512	$ 4,068,531	$20,524,519	$12,828,458	$13,051,042
	7/31/2010	$ 3,258,967	$ 3,984,714	$18,355,412	$11,349,238	$12,638,922

As of July 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$ 906,526	$ 939,069	$ 5,001,478	$ 3,542,605	$ 4,277,909
Undistributed ordinary income	1,843	317	635	114	201,855
Capital loss carryforwards	(2,079,073)	(1,257,223)	(4,863,354)	(11,962,997)	(1,223,654)
Net unrealized gains*	2,559,872	813,145	4,560,839	5,403,652	3,138,491
Total	$ 1,389,168	$ 495,308	$ 4,699,598	$ (3,016,626)	$ 6,394,601

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and the treatment of residual interests in TOBs.

As of July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MNE	MZA	MYC	MYF	MYJ
2016	$ 737,526	$ 318,483	—	$ 2,078,369	—
2017	501,235	—	—	—	—
2018	840,312	870,092	$ 4,863,354	9,884,628	$ 1,223,654
2019	—	68,648	—	—	—
Total	$ 2,079,073	$ 1,257,223	$ 4,863,354	$11,962,997	$ 1,223,654

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

MNE, MZA, MYC and MYJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the
Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

As of July 31, 2011, MZA invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MYC invested a significant portion of its assets in securities in the

ANNUAL REPORT	JULY 31, 2011	43

Notes to Financial Statements (continued)

County/City/Special District/School District and Utilities sectors.
MYF invested a significant portion of its assets in securities in the
County/City/Special District/School District and Transportation sectors.
MYJ invested a significant portion of its assets in securities in the State and Transportation sectors. Changes in economic conditions affecting the
County/City/Special District/School District, State, Transportation and
Utilities sectors would have a greater impact on the Funds, and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund, except for MYF, is authorized to issue 200 million shares (MYF is authorized to issue an unlimited number of shares, par value $0.10 per share), all of which were initially classified as Common Shares. Each Fund’s
Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares
For the years shown, shares issued and outstanding increased by the fol-
lowing amounts as a result of dividend reinvestment:

	Year Ended	Year Ended
	July 31,	July 31,
	2011	2010
MZA	3,936	8,600
MYF	19,835	—
MYJ	18,587	—

Shares issued and outstanding remained constant for MNE and MYC for the years ended July 31, 2011 and July 31, 2010.

AMPS
The AMPS are redeemable at the option of MNE, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of
MNE, as set forth in MNE’s Articles Supplementary/Statement of
Preferences/Certificate of Designation as applicable, (the “Governing
Instrument”) are not satisfied.

From time to time in the future, MNE may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. MNE also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. MNE intends to effect such redemp-
tions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

MNE had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2011:

				Reset
			Effective	Frequency
	Series	AMPS	Yield	Days
MNE	F	1,185	1.26%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each
Fund is required to pay the maximum applicable rate on the AMPS to hold-
ers of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the
AMPS is as footnoted in the table below. The low, high and average divi-
dend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MNE	F1	1.26%	1.56%	1.43%
MZA	A2	0.27%	0.50%	0.41%
	B2	0.24%	0.50%	0.40%
	C1	1.38%	1.56%	1.47%
MYC	A2	0.35%	0.50%	0.41%
	B2	0.31%	0.50%	0.41%
	C2	0.27%	0.46%	0.40%
	D1	1.38%	1.56%	1.47%
MYF	A2	0.31%	0.50%	0.41%
	B2	0.24%	0.50%	0.40%
	C1	1.38%	1.56%	1.47%
MYJ	A2	0.35%	0.50%	0.41%
	B2	0.35%	0.50%	0.41%
	C1	1.42%	1.56%	1.48%

1 The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index
rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of AMPS is the higher of 110% of the
AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade
Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maxi-
mum applicable rate, which ranged from 0.24% to 1.56% for the year ended July 31, 2011. A failed auction is not an event of default for the
Funds but it has a negative impact on the liquidity of AMPS. A failed auc-
tion occurs when there are more sellers of a Fund's AMPS than buyers. A successful auction for the Funds' AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

MNE may not declare dividends or make other distributions on Common
Shares or purchase any such shares if, at the time of the declaration, distri-
bution or purchase, asset coverage with respect to the outstanding AMPS is less than 200%.

MNE pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate princi-
pal amount of all shares that successfully clear their auctions.
Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended July 31, 2011, certain Funds announced the follow-
ing redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

44	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (concluded)

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MZA	A	6/09/11	499	$12,475,000
	B	6/14/11	668	$16,700,000
	C	6/06/11	385	$ 9,625,000
MYC	A	6/09/11	1,453	$36,325,000
	B	6/02/11	1,453	$36,325,000
	C	6/30/11	484	$12,100,000
	D	6/07/11	848	$21,200,000
MYF	A	6/02/11	1,189	$29,725,000
	B	6/10/11	865	$21,625,000
	C	6/08/11	325	$ 8,125,000
MYJ	A	4/25/11	2,061	$51,525,000
	B	4/25/11	1,288	$32,200,000
	C	4/25/11	739	$18,475,000

The Funds financed the AMPS redemptions with the proceeds
received from the issuance of VRDP Shares and cash received from
TOB transactions.

AMPS issued and outstanding remained constant for the years ended July
31, 2011 and July 31, 2010 for MNE.

VRDP Shares
MZA, MYC, MYF and MYJ issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP
Shares were offered to qualified institutional buyers as defined pursuant to
Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Funds entered into fee agreements with the liquidity provider that required an initial commit-
ment and per annum liquidity fee which is shown as liquidity fees in the
Statements of Operations. The VRDP Shares issued for the year ended July
31, 2011 were as follows:

			Shares	Maturity
	Series	Issue Date	Issued	Date
MZA	W-7	5/19/11	373	6/01/41
MYC	W-7	5/19/11	1,059	6/01/41
MYF	W-7	5/19/11	594	6/01/41
MYJ	W-7	4/21/11	1,022	5/01/41

Dividends on the VRDP Shares are set weekly at a rate established by a remarketing agent. Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund.
Each Fund also may redeem the VRDP Shares if it fails to maintain certain asset coverage requirements and such failure is not cured timely. The redemption price per share is equal to the liquidation value per share.
For the year ended July 31, 2011, all of the Funds’ VRDP Shares have successfully remarketed since issuance, with annualized dividend rates as follows:

Rate
MZA	0.25%
MYC	0.25%
MYF	0.25%
MYJ	0.23%

For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities.
Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the
VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are classified as tax-exempt income for tax-reporting purposes.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, the hold-
ers of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 1, 2011 to Common Shareholders of record on
August 15, 2011:

Common Dividend
Per Share
MNE	$0.0610
MZA	$0.0695
MYC	$0.0790
MYF	$0.0775
MYJ	$0.0725

The dividends declared on AMPS or VRDP Shares for the period August 1,
2011 to August 31, 2011 were as follows:

		Dividends
	Series	Declared
MNE AMPS	F	$37,565
MZA VRDP	W-7	$11,139
MYC VRDP	W-7	$29,826
MYF VRDP	W-7	$17,739
MYJ VRDP	W-7	$30,520

On September 15, 2011, MNE issued 296 Series W-7 VRDP Shares,
$100,000 liquidation value per share with a maturity date of October 1,
2041 and total proceeds received of $29,600,000 in a private offering of
VRDP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, to finance the AMPS redemption.

MNE entered into a Fee Agreement (the “Agreement”) with a financial insti-
tution in relation to the refinancing of AMPS. Pursuant to the terms of the
Agreement, effective September 15, 2011, MNE will pay a liquidity fee to provide a liquidity feature in the event of a failed remarketing.

On September 16, 2011, MNE announced the redemption of all of the outstanding AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the expected redemption date of
October 3, 2011.

ANNUAL REPORT	JULY 31, 2011	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock
MuniYield Investment Fund and to the Shareholders
and Board of Directors of BlackRock Muni New York
Intermediate Duration Fund, Inc., BlackRock MuniYield
Arizona Fund, Inc., BlackRock MuniYield California Fund,
Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of
BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
BlackRock MuniYield Investment Fund and BlackRock MuniYield New
Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2011, and the related statements of opera-
tions for the year then ended, the statements of cash flows of BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
BlackRock MuniYield Investment Fund and BlackRock MuniYield New
Jersey Fund, Inc. for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these finan-
cial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
BlackRock MuniYield Investment Fund and BlackRock MuniYield New
Jersey Fund, Inc., as of July 31, 2011, the results of their operations for the year then ended, the cash flows of BlackRock MuniYield Arizona Fund,
Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield
Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. for the
year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the peri-
ods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 28, 2011

46	ANNUAL REPORT	JULY 31, 2011

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MYJ during the taxable year ended July 31, 2011.

	Payable Date	Ordinary Income
Common Shareholders	12/31/10	$0.006280
AMPS Shareholders:
Series A	11/18/10	$0.57
	12/16/10	$0.18
Series B	11/24/10	$0.57
	12/15/10	$0.18
Series C	11/23/10	$2.04
	12/14/10	$0.68

All of the other net investment income distributions paid by MYJ qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by MNE, MZA, MYC and MYF during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2011	47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collec-
tively, the “Boards,” and the members of which are referred to as “Board
Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc.
(“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock
MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment
Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc., (“MYJ” and
together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the
“Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”)
between the Manager and BlackRock Investment Management, LLC (the
“Sub-Advisor”), with respect to each Fund. The Manager and the Sub-
Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940
(the “1940 Act”) (the “Independent Board Members”). The Board Members
are responsible for the oversight of the operations of the Funds and per-
form the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained inde-
pendent legal counsel to assist them in connection with their duties. The
Chairman of the Board is an Independent Board Member. Each Board has
established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of MNE has also established a Committee on Auction Market Preferred Shares. In addition, the Board of each of MYJ, MZA, MYC and MYF had established a Committee on Auction
Market Preferred Shares prior to the redemption of all of its Fund's out-
standing auction market preferred shares. Further, each Board established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons”
of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, con-
sidered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for serv-
ices such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implemen-
tation of the Funds’ investment objectives, policies and restrictions; (e) the
Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment man-
agement services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transac-
tions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by
Lipper and, with respect to MZA, MYC and MYF, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out bene-
fits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment manage-
ment fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each
Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards pre-
sented BlackRock with questions and requests for additional information.
BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

48	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale;
(e) fall-out benefits to BlackRock as a result of its relationship with the
Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of
Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’
portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their
Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services,
BlackRock and its affiliates provide the Funds with other services, including
(i) preparing disclosure documents, such as the prospectus and the state-
ment of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with ana-
lysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materi-
als for such Board meetings; (vii) providing legal and compliance support;
and (viii) performing other administrative functions necessary for the oper-
ation of the Funds, such as tax reporting, fulfilling regulatory filing require-
ments and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14,
2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each
Board received and reviewed information regarding the investment per-
formance of its Fund as compared to funds in that Fund’s applicable
Lipper category and, with respect to MZA, MYC and MYF, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The
Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of MNE noted that MNE performed below the median of its
Lipper Performance Composite in each of the one-, three- and five-year periods reported. The Board of MNE and BlackRock reviewed and dis-
cussed the reasons for MNE’s underperformance during these periods compared with its Peers. The Board of MNE was informed that, among other things, in order to maintain as competitive a yield as possible, MNE’s portfolio management positioned MNE toward the longer end of the dura-
tion range and in lower coupon and higher yielding structures. Also MNE is over-weighted in higher yielding credits. While this exposure and position-
ing was effective in increasing MNE’s distribution rate, it also left MNE more exposed to swings in interest rates, which negatively impacted performance during the financial crisis of 2007-2008.

The Board of MNE and BlackRock discussed BlackRock’s strategy for improving MNE’s performance and BlackRock’s commitment to providing the resources necessary to assist MNE’s portfolio managers and to improve
MNE’s performance.

ANNUAL REPORT	JULY 31, 2011	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MYJ noted that, in general, MYJ performed better than its
Peers in that MYJ’s performance was at or above the median of its
Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Board of MZA noted that, in general, MZA performed better than its Peers in that MZA's performance was at or above the median of its
Customized Lipper Peer Group Composite in each of the one-, three-
and five-year periods reported.

The Board of MYC noted that, in general, MYC performed better than its Peers in that MYC’s performance was at or above the median of its
Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Board of MYF noted that MYF performed below the median of its
Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MYF and BlackRock reviewed and discussed the reasons for MYF’s underperformance during these periods compared with its Peers. The Board of MYF was informed that, among other things, performance was hindered by exposure to Florida insured bonds backed by monoline insurers.

The Board of MYF and BlackRock discussed BlackRock’s strategy for improving MYF’s performance and BlackRock’s commitment to providing the resources necessary to assist MYF’s portfolio managers and to improve
MYF’s performance, in part through the repositioning of MYF’s portfolio.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent
Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and
December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The
Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profit-
ability of other advisors is not publicly available. The Boards considered
BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operat-
ing margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The
Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management per-
sonnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the
Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception;
therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience sub-
stantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

50	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk manage-
ment personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for securities lending services.
The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The
Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product
Pricing Committee. Based upon their evaluations of all of the aforemen-
tioned factors in their totality, the Boards, including the Independent Board
Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2011	51

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon
Shareowner Services for MZA, MYC, MYF and MYJ and Computershare Trust
Company, N.A. for MNE (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the
Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either
(i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open mar-
ket or on the Fund’s primary exchange. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the partici-
pants. The number of newly issued shares to be credited to each partici-
pant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the
NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such con-
dition often referred to as a “market discount”), the Reinvestment Plan
Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any uninvested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan.
There is no direct service charge to participants in the Reinvestment Plan;
however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage com-
mission. Participants that request a sale of shares through BNY Mellon
Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon
Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242 for shareholders of MZA, MYC, MYF and MYJ or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI
02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street,
Canton, MA 02021 for shareholders of MNE.

52	ANNUAL REPORT	JULY 31, 2011

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	95 Funds	Arch Chemical
55 East 52nd Street	of the	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	95 Portfolios	(chemical and allied
New York, NY 10055	Board and		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946	Director		The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	95 Funds	AtriCure, Inc.
55 East 52nd Street	Chairperson	2007	Co-founder and Director of the Cooke Center for Learning and Development	95 Portfolios	(medical devices)
New York, NY 10055	of the Board,		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	Chairperson		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	of the Audit		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	Committee		1976 to 1987.
and Director
Michael J. Castellano	Director and	Since	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001	95 Funds	None
55 East 52nd Street	Member of	2011	to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director,	95 Portfolios
New York, NY 10055	the Audit		Support Our Aging Religions (non-profit) since 2009; Director, National Advisory
1946	Committee		Board of Church Management at Villanova University since 2010.
Frank J. Fabozzi	Director and	Since	Editor of and Consultant for The Journal of Portfolio Management since 1986;	95 Funds	None
55 East 52nd Street	Member of	2007	Professor of Finance, EDHEC Business School since 2011; Professor in the	95 Portfolios
New York, NY 10055	the Audit		Practice of Finance and Becton Fellow, Yale University School of Management
1948	Committee		from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale
University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	95 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	95 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Director and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 Funds	None
55 East 52nd Street	Member of	2007		95 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	95 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	95 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT	JULY 31, 2011	53

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	95 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program from	95 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	95 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the	95 Portfolios
New York, NY 10055	the Audit		Finance Department, Harvard Business School from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business School
from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in
2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Paul L. Audet	Director	Since	Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate	95 Funds	None
55 East 52nd Street		2011	business from 2008 to 2011; Member of BlackRock’s Global Operating and	95 Portfolios
New York, NY 10055			Corporate Risk Management Committees and of the BlackRock Alternative Investors
1953			Executive Committee and Investment Committee for the Private Equity Fund of
Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from
2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior
Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the
Investment Management and Mutual Fund Processing businesses from 1996 to
1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992;
Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate
Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from
1986 to 1991.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	162 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	293 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

54	ANNUAL REPORT	JULY 31, 2011

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.

Anne Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds
55 East 52nd Street	President	2007[2]	from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of
New York, NY 10055			BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to
1962			2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer and
1959	Anti-Money
Laundering
Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Funds serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodians	Transfer Agents	AMPS Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Common Shares	BNY Mellon	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[3]	Computershare Trust	Shareowner Services	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	Company, N.A.[3]	Jersey City, NJ 07310	Boston, MA 02116	New York, NY 10036
Sub-Advisor		Providence, RI 02940
BlackRock Investment	The Bank of		VRDP Tender and	Independent Registered	Address of the Funds
Management, LLC	New York Mellon[4]	BNY Mellon	Paying Agent	Public Accounting Firm	100 Bellevue Parkway
Princeton, NJ 08540	New York, NY 10286	Shareowner Services[4]	The Bank of	Deloitte & Touche LLP	Wilmington, DE 19809
		Jersey City, NJ 07310	New York Mellon	Boston, MA 02116
New York, NY 10289

VRDP Remarketing Agent
Citigroup Global Markets Inc.
New York, NY 10179
[3] For MNE.
[4] For MZA, MYC, MYF and MYJ.

Effective April 14, 2011, Michael J. Castellano became Director of the Funds and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

ANNUAL REPORT	JULY 31, 2011	55

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

		Paul L. Audet		Michael J. Castellano			Richard E. Cavanagh
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	3,654,364	237,345	0	3,561,452	330,257	0	3,654,364	237,345	0
MZA	4,245,748	91,151	0	4,252,202	84,697	0	4,274,726	62,173	0
MYC	17,744,628	435,908	0	17,733,181	447,355	0	17,735,197	445,339	0
MYF	11,700,077	469,995	0	11,695,474	474,598	0	11,704,652	465,420	0
MYJ	12,797,650	226,582	0	12,710,653	313,579	0	12,687,034	337,198	0
		Frank J. Fabozzi¹		Kathleen F. Feldstein			James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	1,171	0	0	3,561,452	330,257	0	3,645,490	246,219	0
MZA	311	62	0	4,239,780	97,119	0	4,248,495	88,404	0
MYC	1,059	0	0	17,671,598	508,938	0	17,704,386	476,150	0
MYF	534	60	0	11,705,094	464,978	0	11,703,725	466,347	0
MYJ	822	110	0	12,697,640	326,592	0	12,761,344	262,888	0
		Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	3,654,364	237,345	0	3,561,452	330,257	0	3,630,881	260,828	0
MZA	4,276,966	59,933	0	4,246,255	90,644	0	4,257,427	79,472	0
MYC	17,732,931	447,605	0	17,718,386	462,150	0	17,663,120	517,416	0
MYF	11,685,938	484,134	0	11,700,857	469,215	0	11,708,331	461,741	0
MYJ	12,797,650	226,582	0	12,782,089	242,143	0	12,638,123	386,109	0
		W. Carl Kester¹		Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld Abstain
MNE	1,171	0	0	3,654,364	237,345	0
MZA	311	62	0	4,271,307	65,592	0
MYC	1,059	0	0	17,719,710	460,826	0
MYF	534	60	0	11,710,064	460,008	0
MYJ	822	110	0	12,720,485	303,747	0
[1] Voted on by holders of Preferred Shares only.

56	ANNUAL REPORT	JULY 31, 2011

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate
BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share-
holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com.
Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT	JULY 31, 2011	57

Additional Information (concluded)

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the
NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

58	ANNUAL REPORT	JULY 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares which creates risks for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
MuniYield Arizona	$27,200	$26,200	$1,000	$3,500	$7,800	$6,100	$0	$0
Fund, Inc.

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services includes tax compliance, tax advice and tax planning.
[3] The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock MuniYield Arizona
Fund, Inc.	$8,800	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the
Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight
Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the
Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department
and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit
99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2011.

(a)(1) The registrant is managed by a team of investment professionals comprised of
Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing
Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock.
Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski,
Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 1999, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 1999 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2011:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Michael Kalinoski	6	0	0	0	0	0
	$3.45 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$20.50 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$19.33 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.
Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock,
Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock, Inc. recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock, Inc. with respect to the same securities. Moreover, BlackRock, Inc. may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.
Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock, Inc. owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock, Inc. purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.
BlackRock, Inc. attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock,
Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock, Inc. with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and
BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc.
common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year
“at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-
term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various
BlackRock investment options. Messrs. Jaeckel, Kalinoski and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Arizona Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2011